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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FLUOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 11, 2019

Dear Fellow Stockholders:

On behalf of your Board of Directors, thank you for your investment in Fluor. Our Board appreciates that it is elected by you, our stockholders, to oversee the management of our Company for the long-term benefit of our stakeholders. As such, the Board is committed to ensuring that it has the appropriate mix of skills, experience and background to provide effective oversight.

We remain accountable to stockholders through a variety of governance practices, including fully independent Board committees, the annual election of directors, majority voting in uncontested director elections, and a robust Board evaluation process. More information about these practices, and others, can be found in this Proxy Statement. It is our belief that strong corporate governance practices such as these are critical to building long-term stockholder value.

I am pleased to invite you to join us at the Fluor Corporation 2019 annual meeting of stockholders to be held on Thursday, May 2, 2019 at 8:30 a.m., Central Daylight Time, at the Fluor headquarters located at 6700 Las Colinas Blvd., Irving, Texas 75039. At this year's meeting, we will vote on the election of thirteen directors and the ratification of the selection of Ernst & Young LLP as Fluor's independent registered accounting firm. We will also hold non-binding advisory votes on the compensation of Fluor's named executive officers and a stockholder proposal. Members of management will report on the Company's operations and respond to stockholder questions.

It is important that your shares be represented and voted at the annual meeting regardless of how many shares you own. Whether or not you plan to attend the meeting, we encourage you to review our proxy materials and promptly cast your vote over the Internet or by phone. Alternatively, if you receive a paper copy of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card or voting instruction card in the envelope provided. Voting in one of these ways will ensure that your shares are represented at the meeting.

The Board remains committed to serving your interests in 2019 and greatly appreciates your continued support of our Company. I look forward to seeing you on May 2nd.

Sincerely,

David T. Seaton
 Chairman and Chief Executive Officer

"[T]hank you for your investment in Fluor. . . . The Board remains committed to serving your interests in 2019 and greatly appreciates your continued support of our Company."

Notice of Annual Meeting of Stockholders

WHEN
Thursday, May 2, 2019 8:30 a.m. Central Daylight Time
WHERE
Fluor Corporation Headquarters 6700 Las Colinas Boulevard Irving, Texas 75039
RECORD DATE
Close of business on March 4, 2019

ITEMS OF BUSINESS
1.	The election of the thirteen directors named in the proxy statement to serve until the 2020 annual meeting of stockholders and until their respective successors are elected and qualified.
2.	An advisory vote to approve the Company's executive compensation.
3.	The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019.
4.	If properly presented at the annual meeting, a stockholder proposal requesting adoption of greenhouse gas emissions reduction goals.
Stockholders will also act on such other matters as may be properly presented at the meeting or any adjournment or postponement thereof.

All stockholders of record at the close of business on March 4, 2019 are entitled to receive notice of, and to vote at, the annual meeting. Stockholders are cordially invited to attend the meeting in person; however, regardless of whether you plan to attend the meeting in person, please cast your vote as instructed in the Notice of Internet Availability of Proxy Materials (the "Notice"), by either voting your shares over the Internet or by phone, as promptly as possible. Alternatively, if you wish to receive paper copies of your proxy materials, including the proxy card or voting instruction card, please follow the instructions in the Notice. Once you receive paper copies of your proxy materials, please complete, sign, date and promptly return the proxy card or voting instruction card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card or voting instruction card to authorize the voting of your shares over the Internet or by phone. Your prompt response is necessary to ensure that your shares are represented at the meeting.

By Order of the Board of Directors,

March 11, 2019 Irving, Texas	Carlos M. Hernandez Executive Vice President, Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 2, 2019:

This proxy statement and the Company's 2018 Annual Report to Stockholders are available at www.proxyvote.com.
Please take time to vote your shares!

PROXY SUMMARY

This is a summary only, and does not contain all of the information that you should consider in connection with this proxy statement. Please read the entire proxy statement carefully before voting.

GOVERNANCE HIGHLIGHTS

Our commitment to strong governance practices is illustrated by the following:

  ✓
  Annual director elections
  ✓
  Majority voting for directors
  ✓
  Director mandatory retirement age
  ✓
  Annual board and committee self-evaluations
  ✓
  Annual evaluations of individual directors
  ✓
  Stockholder right to call special meetings
  ✓
  100% independent Board committees
  ✓
  12 out of 13 director nominees are independent
  ✓
  Independent lead director
  ✓
  Regular executive sessions of independent directors
  ✓
  Proxy access right
  ✓
  Executive compensation clawback policy
  ✓
  Stock ownership guidelines for directors and executive officers
  ✓
  Prohibition on hedging or pledging Company securities

VOTING MATTERS

Stockholders are being asked to vote on the following matters:

Stockholders also will transact any other business that may properly come before the meeting.

FLUOR CORPORATION | 2019 PROXY STATEMENT i

HOW TO VOTE

You are entitled to vote at the 2019 annual meeting of stockholders if you were a stockholder of record at the close of business on March 4, 2019, the record date for the meeting.

ii FLUOR CORPORATION | 2019 PROXY STATEMENT

ELECTION OF DIRECTORS

Proxy Statement

March 11, 2019

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Fluor Corporation (the "Company" or "Fluor") of your proxy for use at the annual meeting of stockholders to be held at the Fluor Corporation Headquarters at 6700 Las Colinas Boulevard, Irving, Texas 75039, on Thursday, May 2, 2019, at 8:30 a.m. Central Daylight Time, or at any adjournment or postponement thereof. This proxy statement is first being mailed or made available to stockholders on or about March 11, 2019.

The current mailing address of the principal executive offices of Fluor Corporation is 6700 Las Colinas Boulevard, Irving, Texas 75039. Please direct any communications to this mailing address.

PROPOSAL 1 — ELECTION OF DIRECTORS

The terms of each of the Company's current directors will expire at the 2019 annual meeting. Each of Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Alan L. Boeckmann, Peter J. Fluor, James T. Hackett, Samuel J. Locklear III, Deborah D. McWhinney, Armando J. Olivera, Matthew K. Rose, David T. Seaton, Nader H. Sultan and Lynn C. Swann has been nominated for election at the annual meeting to serve a one-year term expiring at the annual meeting in 2020 and until his or her respective successor is elected and qualified. Mr. Alan L. Boeckmann has been elected to the Board, effective May 1, 2019. Accordingly, the Board has set the number of directors at thirteen, effective May 1, 2019.

Each of the nominees listed above has agreed to serve as a director of the Company if elected. The Company knows of no reason why the nominees would not be available for election or, if elected, would not be able to serve. If any of the nominees decline or are unable to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the Board to fill the vacancy or (2) just for the remaining nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board.

Under the standard applicable to the Company's director elections, a director must receive the affirmative vote of a majority of the votes cast; except that directors shall be elected by a plurality of the votes cast if as of the record date for such meeting, the number of director nominees exceeds the number of directors to be elected (a situation we do not anticipate). A majority of the votes cast means that the number of shares voted "for" a director nominee must exceed the number of shares voted "against" that director nominee. If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation given prior to the meeting and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.

FLUOR CORPORATION | 2019 PROXY STATEMENT 1

ELECTION OF DIRECTORS

Director Nominees

The following biographical information is furnished with respect to each of the nominees for election at the annual meeting. Mr. Fluor is shown as serving from the date of his original election to the Board prior to the Company's reverse spin-off transaction in 2000.

As discussed further below under "Corporate Governance — Consideration of Director Nominees," the Governance Committee is responsible for reviewing with the Board, on an annual basis (and as needed), the appropriate skills and characteristics required of members of the Board in the context of the current make-up of the Board and the Company's current and future needs. The Company's directors have experience with businesses that operate in industries in which the Company operates, such as oil and gas, power and government contracting, and collectively have additional skills that are important to overseeing the Company's business, such as knowledge of financial matters, risk oversight and compliance, and familiarity with non-U.S. markets. The following information highlights the specific experience, qualifications, attributes and skills that our individual directors possess which have led the Governance Committee to conclude that each such individual should continue to serve on the Company's Board.

PETER K. BARKER

Age: 70 Director Since: 2007 Board Committees: Audit (Chair), Executive and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE
California Chairman of JPMorgan Chase & Co., a multinational investment bank and financial services company, from 2009 until his retirement in 2013; Partner at Goldman Sachs & Co., a multinational investment bank and financial services company, until his retirement in 2002; joined Goldman Sachs in 1971.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Barker's vast experience in international financial and banking matters at JPMorgan Chase and Goldman Sachs makes him a valued member of our Board and Audit Committee. His more than 40 years of experience allow him to share insights with the Board on matters such as capital structure, mergers, acquisitions, financings and strategic planning as well as with regard to general business trends and accounting and financial matters.

OTHER BOARD SERVICE

•

Director, Avery Dennison Corporation

•

Director, Franklin Resources, Inc.

2 FLUOR CORPORATION | 2019 PROXY STATEMENT

ELECTION OF DIRECTORS

ALAN M. BENNETT

Age: 68 Director Since: 2011 Board Committees: Audit, Executive and Governance (Chair) Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 President and Chief Executive Officer of H&R Block, Inc., a publicly traded entity providing tax, banking and business and consulting services, from 2010 until his retirement in 2011; Interim Chief Executive Officer of H&R Block from 2007 to 2008; Senior Vice President and Chief Financial Officer of Aetna Inc., a provider of health care benefits, from 2001 to 2007.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Bennett brings to the Board a deep understanding of business operations, finance, sales and marketing, developed through his experience as a former Chief Executive Officer, Chief Financial Officer and Vice President of Sales and Marketing. His leadership roles at H&R Block and Aetna provide the Board with valuable public company insights into business strategy and financial planning. In addition, he brings almost 40 years of experience in accounting and financial matters to our Audit Committee.

OTHER BOARD SERVICE

•

Director, Halliburton Company

•

Director, The TJX Companies, Inc.

ROSEMARY T. BERKERY

Age: 65 Director Since: 2010 Board Committees: Governance and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Vice Chair of UBS Wealth Management Americas and Chair of UBS Bank USA, each a wealth management banking business, from 2010 until her retirement in April 2018; Vice Chairman, Executive Vice President and General Counsel of Merrill Lynch & Co., Inc., a global securities and financial services business, from 2001 to 2008; joined Merrill Lynch in 1983.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Ms. Berkery's broad range of experience in financial, business and legal matters makes her a valued member of the Board. Her experience leading a $50 billion wealth management bank allows her to provide valued counsel on matters such as finance, banking arrangements, global business strategies, marketing and market risks. In addition, her 35 years in the legal field make her an excellent resource to the Board on legal and compliance matters.

OTHER BOARD SERVICE

•

Director, Mutual of America Life Insurance Company

•

Director, The TJX Companies, Inc.

FLUOR CORPORATION | 2019 PROXY STATEMENT 3

ELECTION OF DIRECTORS

ALAN L. BOECKMANN

Age: 70 Director Since: 2019 (with previous service from 2001 to 2012) Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Non-executive Chairman of Fluor Corporation from 2011 until his retirement in 2012; Chairman and Chief Executive Officer of Fluor Corporation from February 2002 until his retirement in 2011; joined Fluor in 1979 with previous service from 1974 to 1977.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Boeckmann's experience as former Chairman and Chief Executive Officer of the Company, along with his 36 years of experience with the Company, give him a deep knowledge of the industries in which the Company operates as well as the Company's opportunities, challenges and operations. Additionally, his service as a director of other global public companies allows him to bring a diverse knowledge of strategy, finance and operations to our Board.

OTHER BOARD SERVICE

•

Director, BP p.l.c.

•

Director, Sempra Energy

•

Director, Archer-Daniels-Midland Company

PETER J. FLUOR

Lead Independent Director Age: 71 Director Since: 1984 Board Committees: Executive, Governance and Organization and Compensation (Chair) Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Chairman and Chief Executive Officer of Texas Crude Energy, LLC, an international oil and gas exploration and production company, since 2001; President and Chief Executive Officer of Texas Crude Energy from 1980 to 2001; joined Texas Crude Energy in 1972.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Fluor has more than 45 years of experience in the energy industry, currently serving as Chairman and Chief Executive Officer of Texas Crude Energy. His vast knowledge of the global oil and gas industry and his experience managing international businesses allow him to provide trusted counsel to our Board. In addition, his unique heritage and understanding of our Company's legacy, together with his extensive knowledge of our business operations, clients and executives, make him an invaluable asset to our Board.

OTHER BOARD SERVICE

•

Director, Anadarko Petroleum Corporation

•

Former director, Cameron International Corporation

4 FLUOR CORPORATION | 2019 PROXY STATEMENT

ELECTION OF DIRECTORS

JAMES T. HACKETT

Age: 65 Director Since: 2016 (with previous service from 2001 to 2015) Board Committees: Governance and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Executive Chairman (since February 2018) and Interim Chief Executive Officer (since December 2018) of Alta Mesa Resources, Inc., an onshore oil and gas acquisition, exploration and production company; Chief Executive Officer of Kingfisher Midstream, a wholly owned affiliate of Alta Mesa, since March 2018; Partner of Riverstone Holdings LLC, an energy and power focused private investment firm, from 2013 to 2018; Executive Chairman of Anadarko Petroleum Corporation from 2012 until his retirement in 2013; Chief Executive Officer of Anadarko from 2003 to 2012.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Hackett has extensive knowledge of the global oil and gas industry. His several decades of executive experience, as well as his experience serving on other public company boards and as a former Chairman of the Board of the Federal Reserve Bank of Dallas, enable him to provide respected guidance on business strategy and financial matters, as well as perspective about the oil and gas and power markets.

OTHER BOARD SERVICE

•

Director, Alta Mesa Resources, Inc.

•

Director, Enterprise Products Holdings LLC

•

Director, National Oilwell Varco, Inc.

•

Former director, Bunge Limited

•

Former director, Cameron International Corporation

SAMUEL J. LOCKLEAR III

Age: 64 Director Since: 2017 Board Committees: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 President of SJL Global Insights LLC, a global consulting firm specializing in a wide range of security and defense issues and initiatives, since 2015; Admiral, U.S. Navy (retired), with 39 years of service, including as Commander for the U.S. Pacific Command, Commander of the U.S. Naval Forces Europe and Africa, and Commander of NATO's Allied Joint Forces Command, until his retirement in 2015.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Admiral Locklear has 40 years of experience with military, security, foreign policy and global business matters. He brings to the Board an international, informed and seasoned set of perspectives, knowledge of infrastructure and power through his experience with the U.S. government, and extensive insights on the Asia-Pacific region. In addition, his government background allows him to provide valuable guidance on contracting with the U.S. government.

FLUOR CORPORATION | 2019 PROXY STATEMENT 5

ELECTION OF DIRECTORS

DEBORAH D. MCWHINNEY

Age: 63 Director Since: 2014 Board Committees: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Chief Executive Officer (September 2013 to January 2014) and Chief Operating Officer (2011 to 2013) of Global Enterprise Payments at Citigroup Inc., a multinational investment bank and financial services company, until her retirement in 2014; President, Personal Banking and Wealth Management at Citigroup from 2009 to 2011; President of Schwab Institutional, a division of Charles Schwab & Co., Inc., a bank and brokerage firm, from 2001 to 2007, and chair of the Global Risk Committee of Charles Schwab from 2004 to 2007.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Ms. McWhinney's leadership experience, with more than 35 years in the finance industry, makes her a valued member of our Board. Her skills as a former executive for Citi and other banking institutions provide our Board with special insight on matters relating to business strategy, finance, investments and treasury management. In addition, her prior and current roles in cyber, IT and risk management allow her to counsel our Board on non-financial risk-related matters.

OTHER BOARD SERVICE

•

Director, BorgWarner Inc.

•

Director, Focus Financial Partners Inc.

•

Director, IHS Markit Ltd.

•

Former director, Fresenius Medical Care AG & Co.

•

Former director, Lloyds Banking Group

ARMANDO J. OLIVERA

Age: 69 Director Since: 2012 Board Committees: Governance and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Senior Advisor, Ridge-Lane Limited Partners, a strategic advisory firm, since 2017 and Partner to the Ridge-Lane Sustainability Practice since 2018; President (from 2003) and Chief Executive Officer (from 2008) of Florida Power & Light Company, an electric utility that is a subsidiary of a publicly traded energy company, until his retirement in 2012; joined Florida Power & Light in 1972.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Olivera's tenure as the former President and Chief Executive Officer of one of the largest electric utilities in the United States provides him with extensive knowledge of financial and accounting matters, as well as a keen understanding of the power industry and its regulations. Additionally, his experience as a consultant and his role as a director of other public companies gives him the experience to provide valuable advice to our Board and its committees from a governance, sustainability and risk perspective.

OTHER BOARD SERVICE

•

Director, Consolidated Edison, Inc.

•

Director, Lennar Corporation

•

Former director, AGL Resources, Inc.

6 FLUOR CORPORATION | 2019 PROXY STATEMENT

ELECTION OF DIRECTORS

MATTHEW K. ROSE

Age: 59 Director Since: 2014 Board Committees: Audit and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Executive Chairman, Burlington Northern Santa Fe, LLC, a subsidiary of Berkshire Hathaway Inc. (and former public company) and one of the largest freight rail systems in North America ("BNSF"), since 2014; Chairman and Chief Executive Officer of BNSF from 2002 to 2014; joined BNSF in 1993.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Rose's qualifications to serve on the Board include his extensive leadership experience obtained from overseeing a large, complex and highly regulated organization, his considerable knowledge of operations management and business strategy and his deep understanding of public company oversight. In addition, his experience serving on other public company boards, as well as the board of the Federal Reserve Bank of Dallas, makes him a valuable member of our Board.

OTHER BOARD SERVICE

•

Director, AT&T Inc.

DAVID T. SEATON

Chairman of the Board Age: 57 Director Since: 2011 Board Committee: Executive (Chair) Independent: No	POSITION AND BUSINESS EXPERIENCE

Chairman (since 2012) and Chief Executive Officer (since 2011) of Fluor; Chief Operating Officer from 2009 to 2011; Senior Group President, Energy and Chemicals, Power and Government from March 2009 to November 2009; Group President, Energy & Chemicals from 2007 to 2009; joined Fluor in 1985.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Seaton, the Company's Chief Executive Officer, brings to the Board extensive leadership experience with, and knowledge of, the Company's business and strategy, particularly in the energy and chemicals markets. He has worked (and lived) in many Fluor locations, including the Middle East, and provides insight to the Board on the Company's global operations. Additionally, his more than 30 years of service with the Company provide the Board with a historical perspective on the Company's growth and operations.

OTHER BOARD SERVICE

•

Director, The Mosaic Company

FLUOR CORPORATION | 2019 PROXY STATEMENT 7

ELECTION OF DIRECTORS

NADER H. SULTAN

Age: 70 Director Since: 2009 Board Committees: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Senior Partner of F&N Consulting Company, a firm specializing in high-level strategic advice related to the energy industry, since 2004; Chief Executive Officer of Kuwait Petroleum Corporation from 1998 to 2004.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Sultan brings great insight and high-level strategic contributions to the Board as a result of his more than 45 years of experience in the international energy business, including as a chief executive officer running a national oil company in the Middle East. He provides a valued perspective with regard to national oil companies and the Middle East in terms of business operations, politics and culture. His understanding of the Middle East region is important since it is an area in which we continue to expand our business presence and from which we derive revenue.

OTHER BOARD SERVICE

•

Non-executive chairman of Ikarus Petroleum Industries Company (Kuwait)

LYNN C. SWANN

Age: 67 Director Since: 2013 Board Committees: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Athletic Director at The University of Southern California since 2016; President of Swann, Inc., a marketing and consulting firm, since 1976; Founder and Managing Director of LS Group, a provider of financial advisory and brokerage services, since 2011; sports broadcaster for ABC Sports from 1976 to 2006.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Swann's broad range of skills includes media and public relations experience, finance knowledge, a diverse business and political background, and management-level decision-making experience. Those skills, along with the experience he has gained as a director of other large public companies, allow him to contribute significantly to the Board and the committees on which he sits.

OTHER BOARD SERVICE

•

Director, Evoqua Water Technologies Corp.

•

Former trustee, American Homes 4 Rent

•

Former director, Caesars Entertainment Corporation

8 FLUOR CORPORATION | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Corporate Governance Highlights

Fluor has long believed that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will help manage the Company for the long-term benefit of its stockholders. During the past year, we continued to review our corporate governance policies and practices, compare them to those suggested by various commentators on corporate governance and the practices of other public companies and engage with our stockholders on corporate governance issues.

The following list highlights some of our core governance values:

Proxy Access
Our proxy access bylaws give stockholders the ability to nominate and include director nominees in the Company's proxy materials. Proxy access is available to a stockholder, or group of up to 20 stockholders, that have owned at least 3% of our outstanding shares of common stock for at least three years, to nominate up to two directors or 20% of the Board (whichever is greater), provided that the requirements of the bylaws are met.

Annual Director Elections	All directors stand for election on an annual basis.

Annual Board Evaluations	We conduct annual evaluations of the Board, its committees and all individual Board members.

Stockholder Right to Call a Special Meeting	Holders of at least 25% of our outstanding shares of common stock have the right to call a special meeting of stockholders.

Majority Voting Provisions	Our corporate governance documents contain majority (as opposed to supermajority) voting provisions.

Director Independence
All directors, with the exception of our Chairman and Chief Executive Officer, are independent. We also have a Lead Independent Director who presides over executive sessions of the independent directors of the Board and approves agendas and schedules for Board meetings.

During 2018, our Board reviewed all committee charters and the Company's Corporate Governance Guidelines. You can access our current committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, as well as other information regarding our corporate governance practices, on our website at www.fluor.com under "Sustainability" — "Governance" — "Corporate Governance Documents." Our Code of Business Conduct and Ethics for Fluor employees can be found on our website at www.fluor.com under "Sustainability" — "Ethics and Compliance" — "The Code."

FLUOR CORPORATION | 2019 PROXY STATEMENT 9

CORPORATE GOVERNANCE

Stockholder Engagement

Fluor has a long tradition of engaging with its stockholders and being responsive to their perspectives. In addition to our regular investor days organized by Investor Relations, we meet with stockholders on corporate governance and other topics of interest to them. Prior to adopting corporate governance initiatives, including those noted above, we consider the policies of our stockholders and solicit certain of their perspectives on potential courses of action.

Fluor has engaged in outreach to investors on a number of topics over the last several years, including proxy access, disclosure of political contributions and greenhouse gas emissions reduction goals. After considering the feedback we received on proxy access, our Board amended our Amended and Restated Bylaws (the "Bylaws") to adopt the proxy access provisions summarized above. Further, in response to stockholder feedback on a past proposal requesting disclosure of political contributions, the Board approved an amendment to our political activities policy that, among other things, requires that corporate political contributions be disclosed on a semi-annual basis in reports posted on the Company's website. The policy, as well as the semi-annual reports, are available on our website, www.fluor.com, in the "Sustainability — Governance" section. Finally, the Board has in the recent past taken into account our conversations with stockholders regarding greenhouse gas emissions reduction goals when responding to proposals on that topic, including when determining to oppose the stockholder proposal discussed beginning on page 72.

Board Independence

In accordance with New York Stock Exchange ("NYSE") listing standards and our Corporate Governance Guidelines, our Board determines annually which directors are independent and, through the Governance Committee, oversees the independence of directors throughout the year. In addition to meeting the minimum standards of independence adopted by the NYSE, a director qualifies as "independent" only if the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company). A relationship is "material" if, in the judgment of the Board, the relationship would interfere with the director's independent judgment.

Our Board has adopted director independence standards for assessing the independence of our directors. These criteria include restrictions on the nature and extent of any affiliations the directors and their immediate family members may have with us, our independent accountants, organizations with which we do business, other companies where our executive officers serve as compensation committee members and non-profit entities with which we have a relationship. Our independence standards are included in our Corporate Governance Guidelines, which are available on our website at www.fluor.com under the "Sustainability" — "Governance" section.

The Board, as recommended by the Governance Committee, has determined that each of the Company's current directors and director nominees (other than Mr. Seaton) are independent of the Company and its management under NYSE listing standards and the standards set forth in our Corporate Governance Guidelines. In addition, the Board previously determined that Admiral Joseph W. Prueher, who did not stand for re-election at the 2018 annual meeting, was independent. The Board also determined that each of the members of the Audit, Governance and Organization and Compensation Committees has no material relationship with Fluor and is independent within the meaning of the NYSE listing standards and Fluor's director independence standards for such committee.

10 FLUOR CORPORATION | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE

In making its independence determination, the Board considered Mr. Boeckmann's former roles as the Company's Chairman and CEO (until 2011) and Non-Executive Chairman (until 2012) but noted that he has not provided services to the Company since then. With regard to Ms. Berkery, the Board noted her brother has retired from PricewaterhouseCoopers ("PWC"). Fees paid to PWC, where Ms. Berkery's brother was one of over 11,000 partners, in each of the last three years were less than .02% of the firm's revenues. As a result of his retirement, no further review of that relationship is warranted. The Board determined that Mr. Seaton is not independent under the NYSE listing standards and our Corporate Governance Guidelines because of his employment as the Chief Executive Officer of the Company.

Finally, the Board reviewed charitable contributions made to non-profit organizations for which Board members (or their respective spouses) serve as an employee or on the board of directors. Specifically, the Board considered that certain directors and/or their family members (Mr. Barker, Mr. Bennett, Ms. Berkery, Mr. Hackett, Admiral Locklear, Ms. McWhinney, Mr. Olivera, Mr. Rose and Mr. Swann) are affiliated with non-profit organizations that received contributions from the Company in 2018, 2017 and/or 2016. No organization received contributions in a single year in excess of $100,000; and therefore these contributions fell below the thresholds of the Company's independence standards.

Risk Management Oversight

The Board
As part of its oversight function, the Board monitors how management operates the Company. When granting authority to management, approving strategies and receiving management reports, the Board considers, among other things, the risks and vulnerabilities the Company faces. In addition, the Board discusses risks related to the Company's business strategy at the Board's annual strategic planning meeting. The Board also delegates responsibility for the oversight of certain risks to the Board's committees, each of which reports quarterly to the Board regarding the areas they oversee.

Audit Committee
Reviews and discusses with management the Company's most significant risks, methods of risk assessment, risk mitigation strategies, and the overall effectiveness of the Company's guidelines, policies and systems with respect to risk assessment and management.

Considers risk issues associated with financial reporting, disclosure process, legal matters, regulatory compliance and information technology, as well as accounting risk exposure and other operational and strategic risks. The Audit Committee also receives periodic reports from management on cybersecurity measures and assessments.

Organization and Compensation Committee
Annually reviews the Company's compensation policies and programs, as well as the mix and design of short-term and long-term compensation, to confirm that our compensation programs do not encourage unnecessary and excessive risk taking.

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CORPORATE GOVERNANCE

Governance Committee
Responsible for overseeing issues that may create governance risks, such as board composition, director selection and the other governance policies and practices that are critical to the success of the Company.

Board Leadership

The Chairman of the Board is elected by the Board on an annual basis. The Board, together with the Governance Committee, annually reviews the structure of the Board, and, as set forth in the Bylaws and the Corporate Governance Guidelines, the Board is empowered to choose any one of its members as Chairman of the Board. The Board has chosen Mr. Seaton, the Company's Chief Executive Officer, to serve as Chairman of the Board. The Board has determined that Mr. Seaton, the individual with primary responsibility for managing the Company's day-to-day operations, is best positioned to chair regular Board meetings and to lead and facilitate discussions of key business and strategic issues. In his role as Chairman, Mr. Seaton presides over Board meetings, provides input on the agenda for each Board meeting and performs such other duties as the Board may request from time to time.

To provide for independent leadership, the Board has also established a Lead Independent Director position, as it believes that the role of Lead Independent Director promotes effective governance when the Company has a non-independent Chairman. The Lead Independent Director is elected every three years, and his or her duties are closely aligned with the role of an independent chairman. In particular, the Lead Independent Director's primary responsibility is to preside over and set the agenda for all executive sessions of the independent directors of the Board. The Lead Independent Director also:

  •
  approves agendas and schedules for meetings of the Board and information sent to the Board;
  •
  chairs Board meetings in the Chairman's absence;
  •
  acts as a liaison between the independent directors and the Chairman;
  •
  provides guidance on the director orientation process for new Board members;
  •
  consults and communicates with stockholders, as appropriate; and
  •
  monitors communications to the Board from stockholders and other interested parties.

The Lead Independent Director also has the authority to call executive sessions of the independent directors, as needed. In 2018, the independent members of the Board designated Mr. Peter J. Fluor to serve in this position for a three-year term that expires in February 2021.

The Board believes that its current leadership structure provides independent Board leadership and engagement while also offering the benefits described above of having our Chief Executive Officer serve as Chairman. In addition, each of the Audit, Governance and Organization and Compensation Committees is composed entirely of independent directors. Consequently, independent directors directly oversee critical matters such as the compensation policy for executive officers, succession planning, our methods of risk assessment and risk mitigation strategies, our policies and practices related to corporate governance, the director nominations process, our corporate finance strategies and initiatives, and the integrity of our financial statements and internal controls over financial reporting.

12 FLUOR CORPORATION | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During 2018, the Board held seven meetings, one of which was an extensive two-day strategic planning session. Each of the directors attended more than 75% of the aggregate number of meetings of the Board and of the Board committees on which he or she served and which were held during the period that each director served.

As discussed earlier, the Lead Independent Director presides over all executive sessions of the independent directors. Executive sessions of independent directors must take place at each regular Board meeting according to our Corporate Governance Guidelines. During 2018, seven executive sessions of the independent directors were held.

The Board has a policy that directors attend the annual meeting of stockholders each year. All directors serving on the Board at that time attended the 2018 annual meeting of stockholders.

Our Board has four standing committees:

  •
  Audit;
  •
  Executive;
  •
  Governance; and
  •
  Organization and Compensation.

The table below shows the current chairs and membership of each committee, and the independence status of each director.

Director	Independence	Audit Committee	Executive Committee	Governance Committee	Organization and Compensation Committee
Peter K. Barker	✓	C	•		•
Alan M. Bennett	✓	•	•	C
Rosemary T. Berkery	✓			•	•
Alan L. Boeckmann	✓
Peter J. Fluor*	✓		•	•	C
James T. Hackett	✓			•	•
Samuel J. Locklear	✓	•		•
Deborah D. McWhinney	✓	•		•
Armando J. Olivera	✓			•	•
Matthew K. Rose	✓	•			•
David T. Seaton			C
Nader H. Sultan	✓	•		•
Lynn C. Swann	✓	•		•

* Lead Independent Director  C Chair    •    Member

Each committee has a charter that has been approved by the Board. With the exception of the Executive Committee, each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Any recommended changes to the charters are then submitted to the Board for approval.

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CORPORATE GOVERNANCE

AUDIT COMMITTEE

Members: • Peter K. Barker, Chair* • Alan M. Bennett* • Samuel J. Locklear III • Deborah D. McWhinney • Matthew K. Rose* • Nader H. Sultan • Lynn C. Swann	Each of the directors who serves on the Audit Committee is independent within the meaning set forth in Securities and Exchange Commission regulations, NYSE listing standards and our Corporate Governance Guidelines.
*Audit Committee Financial Expert, as determined by the Board.

Meetings During Fiscal 2018:

Five, including one to review the Company's 2017 Annual Report, Form 10-K and the proxy materials for the 2018 annual meeting. At the end of each of the four regular meetings of the committee, the members of the Audit Committee met privately with the Company's independent registered public accounting firm, and also met with the Company's head of internal audit and other members of management.

Key Responsibilities:

The responsibilities of the Audit Committee and its activities during 2018 are described in the "Report of the Audit Committee" section of this proxy statement on pages 70 and 71. The Audit Committee also meets in executive sessions, at least quarterly, with the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, the Chief Compliance Officer, the head of internal audit and the Company's independent registered public accounting firm.

EXECUTIVE COMMITTEE

Members: • David T. Seaton, Chair • Peter K. Barker • Alan M. Bennett	Each of the members of the Executive Committee is independent within the meaning set forth in NYSE listing standards and our Corporate Governance Guidelines, other than Mr. Seaton.
• Peter J. Fluor

Meetings During Fiscal 2018:

Two, including one to discuss individual director evaluations.

Key Responsibilities:

When the Board is not in session, the Executive Committee has all of the power and authority of the Board, subject to applicable laws, rules, regulations and the listing standards of the NYSE.

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CORPORATE GOVERNANCE

GOVERNANCE COMMITTEE

Members: • Alan M. Bennett, Chair • Rosemary T. Berkery • Peter J. Fluor • James T. Hackett • Samuel J. Locklear III • Deborah D. McWhinney • Armando J. Olivera • Nader H. Sultan • Lynn C. Swann	Each of the members of the Governance Committee is independent within the meaning set forth in NYSE listing standards and our Corporate Governance Guidelines.

Meetings During Fiscal 2018:

Four.

Key Responsibilities:

The Governance Committee's primary responsibilities, which are discussed in detail within its charter, are to:

  •
  engage in succession planning for the Board;
  •
  identify qualified candidates to be nominated for election to the Board and directors qualified to serve on the Board's committees;
  •
  develop, review and evaluate background information for any candidates for the Board, including those recommended by stockholders, and make recommendations to the Board regarding such candidates. For information relating to nominations of directors by our stockholders, see "— Consideration of Director Nominees" below;
  •
  oversee the independence of directors;
  •
  develop, implement, monitor and oversee policies and practices relating to corporate governance, including the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors; and
  •
  oversee the annual evaluation of the Board, its committees and individual directors. For information relating to the annual evaluation process, see "— Board and Committee Evaluations" below.

The Governance Committee has the authority, under its charter, to engage, retain and terminate the services of outside legal counsel, search firms and other advisors.

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CORPORATE GOVERNANCE

ORGANIZATION AND COMPENSATION COMMITTEE

Members: • Peter J. Fluor, Chair • Peter K. Barker • Rosemary T. Berkery • James T. Hackett • Armando J. Olivera • Matthew K. Rose	Each of the members of the Organization and Compensation Committee is independent within the meaning set forth in NYSE listing standards and our Corporate Governance Guidelines.

Meetings During Fiscal 2018:

Six. Each of the four regular meetings included an executive session attended by the committee members and the committee's independent compensation advisor.

Key Responsibilities:

The Organization and Compensation Committee's primary responsibilities, which are discussed in detail within its charter, are to:

  •
  review and monitor the Company's top level organizational structure and senior management succession planning and recommend the appointment of executive officers and other corporate officers;
  •
  review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluate (in consultation with the other independent directors) the achievement of those goals and recommend the Chief Executive Officer's compensation level to the independent directors;
  •
  set the overall compensation policy for the executive officers (other than the Chief Executive Officer), including base salary and annual and long term incentive awards, and approve compensation paid to such officers, considering the recommendations of the Chief Executive Officer; and
  •
  review the compensation for non-management directors annually and recommend changes to the Board.

The responsibilities of the Organization and Compensation Committee and its activities during 2018 are further described in the "Compensation Discussion and Analysis" section of this proxy statement. The Organization and Compensation Committee has the authority under its charter to delegate any portion of its responsibilities to a subcommittee denominated by it when appropriate, but did not do so in 2018.

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CORPORATE GOVERNANCE

Board and Committee Evaluations

In order to monitor and improve their effectiveness, and to solicit and act upon feedback received, the Board and its committees engage in an annual formal self-evaluation process. As part of the self-evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities. While the Board and each of its committees conduct the self-evaluations annually, the Board considers its performance and that of its committees continuously throughout the year and shares feedback with management. The self-evaluation process is conducted as follows:

Consideration of Director Nominees

    Diversity and Refreshment

The Board of Directors believes that the Board, as a whole, should include individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented for the benefit of our stockholders. One-third of our director nominees are women or ethnically diverse individuals. As provided in our Corporate Governance Guidelines, while all directors should possess business acumen and must exercise sound judgment in their oversight of

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CORPORATE GOVERNANCE

our operations, the Board endeavors to include in its overall composition an array of targeted skills that complement one another rather than requiring each director to possess the same skills, perspectives and interests. Accordingly, the Board and Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board's overall composition and the Company's current and future needs.

The Board and Governance Committee also understand the importance of board refreshment and aim to strike a balance between the knowledge that comes from longer-term service on the board with the new experience, ideas and energy that can come from adding directors to the Board. To that end, our Corporate Governance Guidelines provide that non-management directors may not stand for re-election after the end of the year in which they reach the age of 75. In addition, the Board and Governance Committee view the consistent focus on Board membership criteria, Board composition and size, as well as the anticipation of vacancies, to be integral parts of board refreshment. Each of these items is further discussed below.

    Director Qualifications

Our Corporate Governance Guidelines contain Board membership criteria that apply to current directors as well as nominees for director. The Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed) the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board and the Company's current and future needs. This annual review takes into consideration issues of diversity of thought and background (including gender, race, ethnicity and age), experience, qualifications, attributes and skills. Certain criteria that our Board looks for in a candidate include, among other things, an individual's business experience and skills, judgment, independence, integrity, reputation and international background, the individual's understanding of such areas as finance, marketing, information technology, regulation and public policy, whether the individual has the ability to commit sufficient time and attention to the activities of the Board, the fit of the individual's skills and personality with those of other directors in building a Board that is effective, collegial and responsive to the needs of the Company, and the absence of any potential conflicts with the Company's interests. The Board assesses its effectiveness in achieving these goals in the course of assessing director candidates, which is an ongoing process.

    Identifying and Evaluating Nominees for Director

The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through various means, including current Board members, professional search firms, stockholders or other persons. Candidates are evaluated at meetings of the Governance Committee, and may be considered at any point during the year. The Governance Committee reviews a variety of information about candidates, including materials provided by professional search firms, if applicable, or other parties suggesting the candidate. In evaluating candidates, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Mr. Boeckmann was recommended for nomination as a board member by one of the Board's independent directors.

18 FLUOR CORPORATION | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE

    Stockholder Recommendations

The policy of the Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board as described above under "— Identifying and Evaluating Nominees for Director." If a stockholder properly recommends an individual to the Governance Committee to serve as a director, all recommendations are aggregated and considered by the Governance Committee at a meeting prior to the issuance of the proxy statement for our annual meeting. Any materials provided by a stockholder in connection with the recommendation of a director candidate are forwarded to the Governance Committee. In evaluating these recommendations, the Governance Committee assesses candidates in light of the membership criteria set forth under "— Director Qualifications" above and the Board's existing composition. Any stockholder wishing to recommend a candidate for consideration by the Governance Committee should submit a recommendation in writing indicating the candidate's qualifications and other relevant biographical information and provide confirmation of the candidate's consent to serve as director. This information should be addressed to Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders also have the ability to nominate directors for election in accordance with the Bylaws. See "Additional Information — Advance Notice Procedures" and "— Proxy Access Procedures" on page 79 of this proxy statement, and Sections 2.04 and 2.10 of our Bylaws, which are included on our website at www.fluor.com under "Sustainability" — "Governance."

Related Person Transactions

The Company has adopted a written policy for the approval of transactions to which the Company is a party and in which the aggregate amount involved in the transaction will or may be expected to exceed $100,000 in any calendar year if any director, director nominee, executive officer, greater-than-5% beneficial owner or their respective immediate family members have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

The policy provides that the Governance Committee reviews certain transactions and determines whether or not to approve or ratify those transactions. In doing so, the committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person's interest in the transaction. In addition, the Board has delegated authority to the chair of the Governance Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full Governance Committee for its review in connection with each regularly scheduled Governance Committee meeting.

The Governance Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include, but are not limited to:

  •
  employment of immediate family members of directors, director nominees, executive officers and greater-than-5% beneficial owners in non-executive positions with the Company;

  •
  business transactions with other companies at which a related person's only relationship is as an employee (other than an executive officer) if the amount of business falls below the

FLUOR CORPORATION | 2019 PROXY STATEMENT 19

CORPORATE GOVERNANCE

    thresholds in NYSE listing standards and the Company's director independence standards; and

  •
  contributions to non-profit organizations at which a related person's only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved does not exceed the lesser of $1 million or 2% of the organization's consolidated gross annual revenues.

Alan L. Boeckmann, a member of our Board and the Company's former Chairman and CEO, receives distributions of deferred compensation and payments of supplemental benefits under arrangements that were previously disclosed and were approved by the Organization and Compensation Committee and the Board's independent directors at the time he served as an executive officer and for which he chose annuity payments instead of lump sum payment.

Communications with the Board

Individuals may communicate with the Board and individual directors by writing directly to the Board of Directors c/o Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders and other parties interested in communicating directly with the Lead Independent Director or with the independent directors as a group may do so by writing directly to the Lead Independent Director c/o the Chief Legal Officer and Secretary at the above address. The Lead Independent Director, with the assistance of Fluor's internal legal counsel, is primarily responsible for monitoring any such communications from stockholders and other interested parties to the Board, individual directors, the Lead Independent Director or the independent directors as a group, and provides copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate.

Compensation Committee Interlocks and Insider Participation

During 2018, Mr. Fluor, Mr. Barker, Ms. Berkery, Mr. Hackett, Ms. McWhinney, Mr. Olivera, Admiral Prueher and Mr. Rose served on the Organization and Compensation Committee. During 2018, there were no compensation committee interlocks between the Company and other entities involving the Company's executive officers and directors.

20 FLUOR CORPORATION | 2019 PROXY STATEMENT

PROPOSAL 2 — EXECUTIVE COMPENSATION

PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to vote on an advisory resolution to approve the Company's executive compensation as reported in this proxy statement. As described below in the "Compensation Discussion and Analysis" section of this proxy statement, the Organization and Compensation Committee has structured our executive compensation program to achieve the following key objectives that contribute to the Company's long-term success:

Key Objective	Achievement of the Objective
Align Interests of Named Executives with Stockholders	• Annual and long-term incentive plans reward named executives for achievement of short- and long-term goals that enhance stockholder value.
• Between 60% and 74% of named executive target total direct compensation is equity-based.
• Named executives are expected to hold Company shares or units with a value between two and six times their base salary and are prohibited from hedging or pledging Company securities.

Pay for Performance	• The annual incentive for named executives is tied to Company performance, including corporate measures such as net earnings and cash flow from operations, as well as strategic and safety objectives.
• Payouts under our 2018 Value Driver Incentive Plan are tied to the Company's new awards and return on assets employed, and are also directly related to our stock price.

Provide Competitive Compensation

•

The Company's executive compensation program is designed to attract, retain and motivate highly qualified executives critical to achieving Fluor's strategic objectives and building stockholder value.

We urge stockholders to read the "Compensation Discussion and Analysis" beginning on page 23, which describes in more detail how our executive compensation program operates and is designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative appearing on pages 46 through 62, which provide detailed information on the compensation of our named executives. The Organization and Compensation Committee and the Board of Directors believe that the program described in the "Compensation Discussion and Analysis" is effective in achieving our goals and that the compensation of our named executives reported in this proxy statement has supported and contributed to the Company's success.

FLUOR CORPORATION | 2019 PROXY STATEMENT 21

PROPOSAL 2 — EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the annual meeting:

  RESOLVED, that the stockholders of Fluor Corporation (the "Company") approve, on an advisory basis, the compensation of the Company's named executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company's 2019 annual meeting of stockholders.

This advisory resolution, commonly referred to as a "say on pay" resolution, is non-binding on the Board. Although non-binding, the Board and the Organization and Compensation Committee will review and consider the voting results when evaluating our executive compensation program. An advisory stockholder vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. The Company last held an advisory vote on frequency in 2017. After consideration of the majority vote of stockholders at the 2017 annual meeting of stockholders in favor of an annual frequency and other factors, the Board decided to hold advisory votes to approve executive compensation annually until the next advisory vote on frequency. Accordingly, the next advisory vote to approve executive compensation will be held at the 2020 annual meeting of stockholders.

22 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives and features of our compensation program, as well as the decisions made under this program for 2018, for our named executive officers (referred to herein as the "named executives"). For 2018, our named executives were:

Name	Position
David T. Seaton	Chairman and Chief Executive Officer
Bruce A. Stanski	Executive Vice President and Chief Financial Officer
Carlos M. Hernandez	Executive Vice President, Chief Legal Officer and Secretary
Ray F. Barnard	Executive Vice President, Systems & Supply Chain
Jose L. Bustamante	Executive Vice President, Business Development & Strategy

In addition, Mr. Garry W. Flowers is considered a named executive officer as defined under SEC reporting rules because he served as an executive officer of Fluor during a portion of 2018 and his total compensation in 2018 (as required to be disclosed pursuant to SEC reporting rules) placed him among the year's three most highly compensated executive officers other than the CEO and CFO. However, Mr. Flowers did not serve as an executive officer at the time of determination of the compensation opportunities for the named executives in 2018 or at the end of the year, and therefore his compensation is discussed separately under "— Other Compensation Decisions."

Executive Summary

Our executive compensation program is designed to align the interests of named executives with those of our stockholders, motivate excellent performance and link pay with Company performance. In 2018, Fluor continued to transform itself to build long-term sustainable growth for the Company's stockholders, and focused on our long-term strategies. New awards in 2018 more than doubled compared to 2017 with significant awards in several of our key end markets. Year-end backlog also increased over 2017.

While we continued to generate positive cash flow and earnings, execution challenges on a few projects was a primary driver in our performance not meeting our targets for the year. This is reflected in the payouts for the named executives' annual incentive awards, which averaged 49% of target, and the 2016 Value Driver Incentive ("VDI") awards (for which the performance period ended on December 31, 2018), under which payouts were 22% of target. Consistent with our philosophy of aligning named executive and stockholder interests as well as linking pay with performance, performance in 2018 also will negatively impact future payments for the VDI awards granted in 2017 and 2018 (which include fiscal year 2018 in the performance period) when payouts for those awards are determined at the end of the applicable three-year performance period. These actual and potential payouts, as well as our realizable pay analysis beginning on page 25, demonstrate our pay-for-performance alignment and commitment.

  Overview of Fiscal 2018 Business Results

With client spending having been curtailed over the last five years, much of 2018 was focused on transforming the Company through investments in new systems and tools to further our long-term strategies, including becoming the integrated solutions provider of choice for our clients.

FLUOR CORPORATION | 2019 PROXY STATEMENT 23

COMPENSATION DISCUSSION AND ANALYSIS

Nonetheless, steady growth in the segments we serve as well as renewed strength in worldwide economies led to increases in new awards and backlog in 2018. We have also continued to reduce costs where possible.

New Awards and Backlog. In 2018, new awards more than doubled to $27.7 billion across the entire asset life cycle, from front-end engineering and design (FEED) to full engineering, procurement, fabrication and construction, as well as operations and maintenance services. We ended 2018 with a consolidated backlog of approximately $40.0 billion, an increase of 29% over backlog at the end of 2017.

Cash Flow From Operations and Earnings. In 2018, we remained focused on generating positive cash flow from operations and maintaining our strong balance sheet to present the financial strength necessary to compete in our businesses. At the end of 2018, we had $2.0 billion in cash and marketable securities after returning $119 million in dividends to stockholders and repurchasing $50 million of Fluor common stock. Net earnings attributable to Fluor were $225 million, or $1.59 per diluted share, in 2018, which was a 17% increase over 2017 results.

  Performance-Based Compensation

Our overriding objectives are to align the interests of named executives with those of our stockholders and to pay for performance. As shown in the charts below, for 2018, 90% of our CEO's target total direct compensation ("TDC") and an average of approximately 82% of the other named executives' target TDC was in the form of annual or long-term incentives, the value of which is variable (depending on performance and/or the price of the Company's stock).

For 2018, our long-term incentives included a mix of restricted stock units ("RSUs") and stock-based performance awards under our VDI plan, except that our CEO also received a modest stock option grant. The VDI awards are paid in stock and have performance targets calculated over a three-year period tied to average annual new award gross margin dollars and percentage, and average annual return on operating assets employed. The number of earned VDI units for the named executives is further adjusted based on the Company's total shareholder return ("TSR") relative to a select group of peers. These measures focus named executives on the creation of long-term Company value for the benefit of our stockholders.

24 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Our annual incentives are paid in cash and are based primarily on the achievement of pre-established financial, operational and strategic performance goals for each year.

(1)
Target TDC consists of actual base pay, target annual incentive and the value of all long-term incentives on the date of grant.

  Realizable Pay for our CEO

The chart below illustrates our CEO's "realizable" compensation as compared to his target TDC, averaged over the last three fiscal years. Realizable compensation shows the value of the compensation our CEO actually earned or could expect to earn as of the end of 2018, while target TDC represents his target compensation opportunity at the time of grant.

While both target TDC and realizable compensation include actual base salaries, realizable compensation reflects both (i) actual performance against goals that impacts annual incentives and VDI awards and (ii) changes in stock price from the grant date. On average, over the last three years, our annual incentives have paid out below target as a result of our pay-for-performance alignment in a challenging business environment. In addition, the realizable value of our long-term incentives is below the target opportunity due to a combination of both performance and stock price. As of December 31, 2018, none of the options granted to named executives in the last three years were in-the-money and the value of each of the RSU awards granted to named executives in the last three years was below each of their grant date target values. Further, the three-year performance for the 2016 VDI (which performance period ended on December 31, 2018) was below the target performance level, resulting in a 22% payout to named executives under such grants. As shown in the graph below, average realizable compensation for our CEO for the three-year period was equal to 60% of his target TDC, which we believe demonstrates strong alignment between our named executive and stockholder interests and our commitment to pay for performance.

FLUOR CORPORATION | 2019 PROXY STATEMENT 25

COMPENSATION DISCUSSION AND ANALYSIS

CEO Target TDC and Realizable Pay
3-Year Average (2016 - 2018)

(1)
Target TDC consists of actual base salary, target annual incentive and the value of all long-term incentives on the date of grant.

(2)
Realizable pay includes: (i) actual base salary; (ii) actual annual incentive paid; (iii) the value of options on the date of exercise (if exercised), or on December 31, 2018 (if unexercised); and (iv) the value of other long-term incentive awards on the vesting date (if vested) or on December 31, 2018 (if unvested), as further discussed in the Outstanding Equity Awards at 2018 Fiscal Year End table on page 53. Unvested VDI awards do not reflect the impact of any modifiers that are to be applied at the end of the applicable performance period.

  Compensation Actions for 2018

In making decisions regarding the compensation opportunities for the named executives for 2018, the Organization and Compensation Committee (the "Committee") took into account market conditions and performance, and also considered market data for our compensation peer group (as described beginning on page 41, the "Compensation Peer Group") and general industry peers. The Committee took the following specific actions with respect to named executive compensation for 2018 in order to motivate and retain our named executives while continuing to align their compensation with stockholders' long-term interests:

  •
  Increased base salaries, target annual incentive percentages and long-term incentive award values for several of the named executives to create better alignment with similar positions in our Compensation Peer Group and maintain the competitiveness of our overall compensation program;

  •
  To better allow the Committee to reward executives for strategic outcomes that position the Company for future success and to balance corporate and business line or functional goals, replaced the individual performance metric in the annual incentive plan with a strategic component weighted at 25%, and replaced the three unique safety metrics with one overall qualitative safety metric;

26 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

  •
  Modified the long-term incentive award mix to 50% performance-based VDI awards and 50% RSUs, except with respect to our CEO, who also received a modest stock option grant; and

  •
  Maintained the same design for the VDI awards as used in 2017.

The components of our named executive compensation program are described in further detail below under "— Components of 2018 Named Executive Compensation" beginning on page 29.

  Governance Highlights

Our executive compensation policies reflect our strong focus on sound governance. As in prior years, the following practices and policies were in effect during 2018:

What we do	What we do not do

✓

Maintain robust stock ownership guidelines, including a 6x base salary requirement for the CEO

✓

Maintain a clawback policy for performance-based compensation

✓

Provide a balanced program design that does not encourage behavior that could create material adverse risks to our business; and conduct an annual compensation risk assessment

✓

Engage an independent compensation consultant for our fully independent Committee

✓

Prohibit hedging, pledging and short-term trading of Company stock

✗

No single trigger change in control agreements

✗

No excise tax gross-ups in change in control agreements

✗

No repricing of stock options without stockholder approval

✗

No payments of dividends or dividend equivalents on unvested stock awards

✗

No individual employment agreements for our executive officers

FLUOR CORPORATION | 2019 PROXY STATEMENT 27

COMPENSATION DISCUSSION AND ANALYSIS

How Named Executive Compensation is Tied to Performance

We use a balanced approach to compensation with a variety of pay elements to reward the achievement of both short-term and long-term goals, the majority of which are directly linked to performance as described in the table below:

Component	Primary Purpose	Linkage to Performance
Base Salaries	Provide a market competitive, stable level of income to attract and retain top talent

•

Individual responsibility, performance and contributions to the Company, overall salary movements in the Compensation Peer Group and internal pay equity are considered by the Board or the Committee, as applicable, in determining appropriate salary adjustments each year

Annual Incentive Awards	Provide annual cash compensation for achievement of annual performance goals

•

Pays out based on Company achievement of near-term objectives that support long-term Company value creation, including net earnings, cash flow from operations and safety, as well as achievement of identified strategic goals

•

Completely at-risk, depending on the level of performance against the established criteria

Long-Term Incentives
Value Driver Incentive Performance Units	Provide a stock-based incentive and retention vehicle that is linked to performance measures that focus named executives on the creation of long-term value

•

Units are earned based on performance against new awards and return on assets criteria, on average, over a three-year period, and modified based on the Company's three-year cumulative TSR relative to peers

•

Vest at the end of the performance period, aligning the interests of named executives with those of stockholders by focusing named executives on the Company's financial performance over a multi-year period

•

Completely at-risk, depending on performance against the relevant measures (and stock price)

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COMPENSATION DISCUSSION AND ANALYSIS

Component	Primary Purpose	Linkage to Performance
Restricted Stock Units	Provide a long-term equity ownership and retention vehicle that is directly linked to stockholder value creation over time

•

Vest in equal thirds over three years, aligning the interests of named executives with those of stockholders by focusing named executives on the Company's financial performance over a multi-year period

•

Value is at-risk, increasing or decreasing with the stock price over the vesting period

Stock Options (granted only to CEO in 2018)	Provide a long-term retention vehicle that is directly linked to stockholder value creation over time

•

Vest in equal thirds over three years and have a ten-year term, aligning the interests of named executives with those of stockholders by focusing named executives on long-term stockholder value creation

•

Completely at-risk, attaining value only if the stock price grows over the initial grant price

Components of 2018 Named Executive Compensation

  Base Salaries

The Company provides named executives with base salaries that provide a competitive, stable level of income, since most other elements of their compensation are at-risk based on Company performance. In determining base salaries for named executives, the Committee generally targets the 50th percentile (i.e., the median) for similar positions within the Compensation Peer Group. The Committee reviews base salaries for named executives annually and upon a change in responsibilities.

In evaluating the CEO's base salary and his recommendations for the base salaries of the other named executives, the Committee and, with respect to the CEO, the independent directors of the Board, considered the following factors during their 2018 annual review:

  •
  Compensation Peer Group data and general industry survey data for comparable positions;

  •
  individual level of responsibility, performance and contributions to the Company;

  •
  internal pay equity based on relative duties and responsibilities; and

  •
  the Company's 2018 salary budget.

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COMPENSATION DISCUSSION AND ANALYSIS

The 2018 base salaries for the named executives were increased between 2.5% and 5.3% from 2017 to more closely align with the peer group median, and were as follows:

Named Executive	2018 Base Salary
David T. Seaton	$1,334,000
Bruce A. Stanski	$717,540
Carlos M. Hernandez	$655,200
Ray F. Barnard	$566,520
Jose L. Bustamante	$500,000

For 2018, the base salary for each of the named executives approximated or was lower than the median of the Compensation Peer Group.

  Annual Incentive Awards

Cash-based annual incentives are provided to motivate and reward named executives for achieving annual performance objectives. In 2018, each named executive participated in the Fluor Corporation 2017 Performance Incentive Plan and had a target annual incentive amount, established as a percentage of annual base salary. This percentage reflects each named executive's respective organizational level, position and responsibility for achievement of the Company's strategic goals, and aligns with market practice.

For 2018, Mr. Seaton's target annual incentive percentage remained the same as in 2017. For the other named executives, target annual incentive percentages were increased from 85% to 100% for Messrs. Stanski and Hernandez and from 85% to 95% for Messrs. Barnard and Bustamante to maintain the competitiveness of our annual incentive plan compared to our peers for those positions.

A named executive could receive from zero to 200% of the target annual incentive amount, depending on the extent to which the Company and the named executive met, failed to meet or exceeded certain performance measures relating to overall Company performance and achievement of certain strategic goals. The types of measures and relative weightings of those measures are determined by the Committee each year and are tailored to the named executive's position and organizational responsibility. The performance measures have remained fairly consistent over the past four years, however the Committee has adjusted the relative weightings of each measure from time to time to reflect the Committee's emphasis on particular goals.

When determining the performance measures and the target achievement levels, the Committee considers the Company's annual operating plan and strategic priorities for the upcoming year, as well as the Company's performance in the previous year. For 2018, the performance measures were all objective financial targets, except for the strategic and safety performance measures, which were tied to goals established at the beginning of the year. The use of multiple financial and strategic goals prevents an overemphasis on any one financial metric and focuses the named executives on key areas of importance to the Company.

For 2018, the individual performance metric used in previous years was replaced with a strategic component weighted at 25% for each of the named executives. The rating for the strategic component was capped at 125% of target if none of the financial performance measures achieved target performance. If at least one of the financial measures achieved target performance, the cap on the strategic component would be 200% of target, which is the same maximum rating for each of

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COMPENSATION DISCUSSION AND ANALYSIS

the other performance measures. Also for 2018, the three unique safety metrics used in previous years were replaced with a single qualitative metric that assesses overall safety performance. These changes were made to better allow the Committee to reward executives for strategic outcomes that position the Company for future success, and which may not be reflected in current results, as well as to balance corporate and business line or functional goals.

The 2018 performance measures, along with their respective weightings, for the named executives were as follows:

2018 Measure	Weighting
Corporate Net Earnings	50%
Cash Flow from Operations	15%
Safety	10%
Strategic Performance	25%

  Performance Measures for 2018

The performance measures are defined below.

Corporate Net Earnings. Corporate net earnings is defined as the amount of net earnings attributable to Fluor excluding the following items which are not related to the Company's ongoing core business operations: expenses, taxes and tax adjustments related to discontinued operations; the financial impact of any acquisition activity (including integration costs and other expenses); expenses associated with reorganization and restructuring programs; and pension settlements. As a result, certain expenses associated with a discontinued business, integrating Stork Holding B.V., Company restructuring activities, and partial settlement of the Company's pension plan in the United Kingdom were excluded from the earnings calculation.

Cash Flow from Operations. Cash flow from operations is defined as total segment profit plus the fiscal year change in the business unit project working capital accounts (accounts receivable, work in progress, advance billings and accounts payable).

Safety. Safety performance was assessed based on the Company's overall safety performance using both leading and lagging performance indicators.

Strategic Performance. Strategic performance was measured against qualitative strategic goals identified at the beginning of the year for each named executive, which are outlined below.

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COMPENSATION DISCUSSION AND ANALYSIS

  2018 Annual Incentive Determination

The performance ranges for the corporate net earnings and cash flow from operations measures, together with the actual achievement of the measures and the resulting performance ratings, are presented in the table below.

2018 Performance Ranges (in millions)
Measure	Min	Target	Max	2018 Actual Achievement	Performance Rating	Weighting
	(.25 rating)(1)	(1.0 rating)	(2.0 rating)
Corporate Net Earnings	$234.0	$398.0 - $537.0	$700.0	$241.8(2)	0.27	50%
Cash Flow from Operations	$435.0	$739.0 - $999.0	$1,303.0	$247.2(3)	0.00	15%

(1)
The minimum rating level for each goal is required to be satisfied before there is any payout for that specific performance measure.

(2)
The amount shown is for net earnings attributable to Fluor, excluding certain items discussed above under "— Performance Measures for 2018 — Corporate Net Earnings."

(3)
Cash Flow from Operations is defined above under "— Performance Measures for 2018 — Cash Flow from Operations."

The 2018 strategic objectives and key achievements for each named executive were as follows:

Named Executive	Strategic Goals	Key Achievements
David T. Seaton	✓ Optimize implementation of integrated solutions through self-perform construction, supply chain, fabrication and maintenance	✓ Integrated solutions embraced by both customers and the organization; positive progress in safety culture and keeping people safer
	✓ Position Fluor and each business segment for versatility, diversification and growth	✓ Positive results for government, infrastructure and mining business lines; solid backlog growth and diversification
	✓ Drive improvements in the cost of doing business	✓ Continued focus on cost overhead, with positive investments in future execution capability; broadened project governance platforms and implemented new execution tools
Bruce A. Stanski	✓ Optimize implementation of integrated solutions through self-perform construction, supply chain, fabrication and maintenance

✓

Collaborated across departments to develop solutions to project financing opportunities; guided business lines to deliver hedging programs, assess currency risk and support transfer pricing to readily workshare across the full spectrum of Fluor entities

✓ Position Fluor and each business segment for versatility, diversification and growth

✓

Developed innovative financing structures for standard and public-private partnership opportunities; successfully issued $600 million of new senior notes and retired $500 million of senior notes due in 2021

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Named Executive	Strategic Goals	Key Achievements
	✓ Drive improvements in the cost of doing business	✓ Drove general and administrative expense reductions by implementing a new model to address cost savings; effectively shifted finance departments among offices to create cost savings
Carlos M. Hernandez	✓ Optimize implementation of integrated solutions through self-perform construction, supply chain, fabrication and maintenance	✓ Continued to develop contracts and revise policies to make integrated solutions a more practical and accessible approach for all business lines
	✓ Drive improvements in the cost of doing business	✓ Restructured and centralized legal department to decrease cost and improve output; effectively managed claims and litigation
	✓ Strengthen customer confidence, talent development and succession planning	✓ Provided significant hours of training to assist sales, operations and supply chain personnel, including through use of law webinars
Ray F. Barnard	✓ Optimize implementation of integrated solutions through self-perform construction, supply chain, fabrication and maintenance	✓ Coordinated efforts among departments under his supervision to produce a more advanced pricing model and additional negotiated cost savings on multiple projects
	✓ Strengthen customer confidence, talent development and succession planning	✓ Completed a full-scale skills evaluation and training program for IT and supply chain to maximize efficiency and support talent development
	✓ Deliver global project execution success	✓ Created new supply chain standards and oversaw implementation of data analytics platforms
Jose L. Bustamante	✓ Optimize implementation of integrated solutions through self-perform construction, supply chain, fabrication and maintenance	✓ Guided integration of efforts of Fluor entities across business lines to win the LNG Canada project
	✓ Position Fluor and each business segment for versatility, diversification and growth	✓ Drove a sales coordination program to exceed the new award revenue sales plan
	✓ Drive improvements in the cost of doing business	✓ Drove improvements within Business Development & Strategy to increase sales volume and quality and reduce overall costs

Achievement of the strategic performance measure varied among the named executives because of the differences in responsibilities and individual accomplishments. No named executive received a rating higher than 1.25 because none of the financial performance measures achieved target performance. The CEO's strategic performance achievement was determined to be below target.

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COMPENSATION DISCUSSION AND ANALYSIS

Each named executive's strategic performance rating, other than the CEO, was determined based on evaluations and recommendations by the CEO that were approved by the Committee. In the case of the CEO, strategic performance was assessed by the independent directors of the Board after consideration of a recommendation from the Committee.

Achievement of the safety performance measure was determined using management's assessment of the overall safety performance of the Company, which was reviewed and approved by the Committee. The safety performance measure was not a significant factor in determining compensation, and no named executive's aggregate compensation was materially affected by the level of achievement of this measure.

Once the level of achievement for each measure was determined, each named executive's overall performance rating was calculated by multiplying each measure's rating (which can range from 0.00 to 2.00) by its relative weighting, and then aggregating those amounts. The overall performance rating was then multiplied by the individual's target annual incentive amount to determine the annual incentive payment for each named executive. Based on performance, annual incentive award cash payouts averaged 49% of target for the named executives.

The 2018 target annual incentive percentages and amounts for each named executive, as well as the actual annual incentive amounts to be paid, were as follows:

Named Executive	Percentage of Base Salary	Target Annual Incentive Amount	X	Overall Performance Rating	=	Annual Incentive Amount
David T. Seaton	150%	$2,001,000	X	0.46	=	$921,000
Bruce A. Stanski	100%	$717,600	X	0.52	=	$373,200
Carlos M. Hernandez	100%	$655,200	X	0.51	=	$334,200
Ray F. Barnard	95%	$538,200	X	0.46	=	$247,600
Jose L. Bustamante	95%	$475,000	X	0.52	=	$247,000

  Long-Term Incentives

The stockholder-approved 2017 Performance Incentive Plan allows the Committee to grant various forms of long-term equity incentives. The Committee's objectives in granting long-term equity awards are to motivate and reward the achievement of superior operating results and stock price appreciation, facilitate the attraction and retention of key management personnel and align the interests of management and stockholders through equity ownership.

As discussed earlier, our compensation program is designed to align pay with performance. Named executives receive target long-term incentive grants that reflect potential pay, based on market considerations as well as individual contributions, experience, advancement potential and internal pay equity. In 2018, the Committee determined to maintain performance-based VDI awards as 50% of the long-term incentive grant to named executives, and to provide the remaining 50% as RSUs, except with respect to the CEO, who also received a modest stock option grant representing 5% of the total mix.

The Committee believes that the mix of long-term incentive components aligns the interests of named executives with those of stockholders by encouraging named executives to focus on long-term growth of the Company, while also providing named executives with a balanced pay package similar to many of our peers. In determining the relevant allocations, VDI awards were valued at the target performance level (and converted into performance units based on the closing stock price on the 2018 grant date); RSUs were valued at the fair market value (closing stock price) on the date of grant; and stock options were valued using the Black-Scholes option pricing model.

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COMPENSATION DISCUSSION AND ANALYSIS

The 2018 target long-term incentive award values approved by the Committee were as follows:

Named Executive	VDI Award Value	RSU Award Value	Stock Option Award Value	Total Long-Term Incentive Award Value
David T. Seaton	$4,400,000	$4,400,000	$500,000	$9,300,000
Bruce A. Stanski	$1,300,000	$1,300,000	—	$2,600,000
Carlos M. Hernandez	$1,425,000	$1,425,000	—	$2,850,000
Ray F. Barnard	$850,000	$850,000	—	$1,700,000
Jose L. Bustamante	$787,500	$787,500	—	$1,575,000

The total value of the long-term incentive awards for Messrs. Seaton, Barnard and Hernandez was increased from 2017 by between 5.7% and 10.7% in order to increase the retentive value of the long-term incentive awards to those named executives. The total value of the long-term incentive awards for Mr. Stanski was also increased due to his promotion to Chief Financial Officer in August 2017.

The Committee determines the dollar value of long-term incentive awards for named executives at the first regularly scheduled meeting of the Committee each year, which is typically held in January or February. The determinations are made at that time to coincide with the annual performance review, when prior year performance information is available. The equity awards are then granted on the third business day following the publication of our annual results, based on the closing stock price on that date. RSUs and stock options vest one-third per year in each of the years following the grant date.

  VDI Awards Granted in 2018

The VDI awards granted to the named executives in 2018 are subject to a three-year performance period, which started on January 1, 2018 and ends on December 31, 2020. The awards will be earned based upon actual performance for each year during the three-year performance period and will vest and be payable in shares in March 2021. Upon vesting, additional shares will be issued equal to the amount of any accrued dividends paid by the Company with respect to shares actually earned.

The Committee established the following performance criteria and relative weightings for the 2018 VDI awards for named executives, which are all evaluated over a three-year period:

  •
  40% of the total award is based on average annual new awards gross margin percentage;

  •
  30% of the total award is based on average annual new awards gross margin dollars; and

  •
  30% of the total award is based on average annual return on operating assets employed ("ROAE").

As with the 2017 VDI awards, the number of earned shares for all named executives will be modified based on the Company's three-year cumulative TSR relative to the engineering and construction peers included in the Compensation Peer Group ("Relative TSR"). If the Company's Relative TSR is in the bottom third of the group, the earned shares will be decreased by 25%. If the Company's Relative TSR is in the top third of the group, the earned shares will be increased by

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COMPENSATION DISCUSSION AND ANALYSIS

25%. No adjustment will be made if the Company's Relative TSR is in the middle third. In no event will the number of earned shares exceed two times the target number of shares.

New awards gross margin dollars measures the total amount of project gross margin that the Company expects to receive as a result of projects awarded within the performance period. New awards gross margin percentage is the total amount of gross margin the Company expects to receive as a result of projects awarded within the performance period as a percentage of expected revenue from those projects. ROAE is calculated by dividing full-year corporate net earnings (excluding the items noted above under "Annual Incentive Awards – Corporate Net Earnings" and after-tax interest expense) by average net assets employed for the previous five quarters. Net assets employed is defined as total assets (excluding excess cash and current and non-current marketable securities) minus current liabilities (excluding non-recourse debt).

The Committee selected the new awards performance criteria because, although measured over a relatively short period, such metrics relate to contracts that typically will extend a number of years into the future and, thus, are expected to generate, and position the Company for, increased future earnings. These measures are not reported in our financial statements or this proxy statement, as disclosure of the new awards gross margin targets would result in competitive harm to the Company, but are set each year at levels intended to challenge our named executives to achieve business goals established as part of the annual strategic plan. When determining whether the new awards performance goals have been met, the Committee takes into account any changes affecting project gross margin backlog (e.g., scope changes, adjustments or cancellations) that occurred during the year. The Committee believes the inclusion of ROAE focuses management on value creation and asset utilization and rewards named executives for strategic investing and disciplined maintenance of working capital. The performance measures and relative weightings are determined based on the Company's relative business priorities at the time of award determination and may be changed for future year grants as determined necessary and appropriate to drive the Company's achievement of its long-term objectives.

In the first quarter of 2018, the Committee set minimum (paid at 25% of target), target (paid at 100% of target), upper target (paid at 150% of target) and maximum (paid at 200% of target) performance levels for the portion of the 2018 VDI awards that were subject to the 2018 performance goals. Performance goals for 2019 and 2020 will be set in the first quarter of each respective year. The Committee believes that using three annual performance goals instead of a single three-year goal best orients executives to focus on long-term achievements, while avoiding disincentives or windfalls due to volatile economic factors such as commodity prices and currency rates that are difficult to forecast and impact our operating margins and growth. When setting these performance goals, the Committee considers the Company's past performance, business outlook and other corporate financial measures. The Committee also considers how likely it will be for the Company to achieve the goals. We believe that the target goals have been established at levels that should be appropriately difficult to attain. Goals above target are stretch goals and will require an increasingly challenging level of performance in order to be achieved.

In the first quarter of the year following each of the three annual performance periods, the Committee determines the actual achievement of the performance measures for the previous year. At the end of the three-year period, the Committee will average the performance from each year and determine the number of earned units by multiplying the number of target units by the average of the three annual performance ratings (ranging from 0.00 to 2.00). The Committee will then apply the Relative TSR modifier, which may increase or decrease the number of earned units; however, the final number of earned units may not exceed two times the target number of units. The final number

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COMPENSATION DISCUSSION AND ANALYSIS

of units earned, and related dividend shares, vest in full approximately three years from the date of grant. The three-year performance period and vesting are intended to facilitate retention of the participating executives and to link long-term value of the awards to stock price. A named executive's unvested award is subject to risk of forfeiture if, prior to vesting, the named executive's employment with the Company is terminated for any reason other than retirement, death, disability or a qualifying termination within two years after a change in control of the Company.

The eventual determination of the payout of 2018 VDI awards for the named executives is illustrated below:

  Achievement for VDI Awards Granted in 2016

In 2016, the Committee granted VDI awards to the named executives, which were subject to a three-year performance period. Payouts were based on the achievement of average annual earnings per share ("EPS") and average annual ROAE goals, each of which constituted 50% of the performance rating. The performance targets were set at the beginning of each year during the performance period. Following each year of the performance period, the Committee determined the actual achievement of the performance measures for the previous year. At the end of the three-year period, the Committee averaged the performance outcomes and determined the number of earned units by multiplying the number of target units granted in 2016 by the average of the three annual performance ratings (which could range from 0.00 to 2.00). When determining the achievement of the EPS performance targets, the Committee determined that the following items would be excluded: expenses related to discontinued operations, expenses associated with integrating Stork Holding B.V. and Company restructuring activities, and the impact from implementation of the U.S. tax reform legislation enacted in December 2017. ROAE was defined in the same manner as set forth above for the 2018 VDI awards.

Based on the Company's performance over the performance period, the named executives each earned 22% of their target VDI units granted in 2016, as reflected in the Outstanding Equity Awards

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COMPENSATION DISCUSSION AND ANALYSIS

at 2018 Fiscal Year End table on page 53. The earned units are subject to a three-year post-vest holding period. During the post-vest holding period, named executives may not sell or otherwise transfer the underlying shares of Company common stock (except in the case of death).

The performance targets for each year of the performance period, together with the actual achievement and performance ratings, are set forth below.

	Performance Ranges
Measure	Min	Target	Max	Actual Achievement	Performance Rating
	(.25 rating)	(1.0 rating)	(2.0 rating)
FY 2016 Targets
EPS	$3.06	$3.63 - $4.01	$4.39	$2.70	0.00
ROAE	12.0%	14.3% - 15.8%	17.3%	11.20%	0.00
FY 2017 Targets
EPS	$1.70	$2.75 - $3.25	$4.00	$1.79	0.28
ROAE	6.26%	11.06%	15.65%	6.84%	0.29
FY 2018 Targets
EPS	$1.50	$2.55 - $3.45	$4.50	$1.71	0.32
ROAE	5%	9%	16%	6.44%	0.43

Other Compensation Decisions

Because Mr. Flowers was not an executive officer of the Company when the compensation levels and opportunities for the named executives were established in 2018, he participated in different compensation arrangements than the named executives. For 2018, Mr. Flowers' base salary was $545,940 and his target annual incentive was $518,700, or 95% of his base salary. The performance measures for Mr. Flowers' annual incentive consisted of corporate net earnings (30%); cash flow from operations (10%); overhead spend (10%); new awards gross margin dollars (10%); days away, restricted and transfer incidence rate (3%); total case incidence rate (3%); health, safety and environmental audit score (4%); and individual performance (30%). Based on performance, Mr. Flowers' annual incentive award cash payout was 87% of his target. Mr. Flowers' total target 2018 long-term incentive award value was $1,575,000, with the awards delivered in the same mix as the named executives (other than the CEO). His 2018 VDI award is based on the same performance measures as the named executives, calculated over a one-year period with a three-year vesting period payable in cash. The performance criteria, relative weightings and 2018 performance targets for Mr. Flowers' VDI award were the same as that of the named executives, including being subject to adjustment using the Relative TSR modifier measured over the 2018 fiscal year. Based on the Company's 2018 performance, Mr. Flowers earned 59% of his target 2018 VDI award.

We periodically grant cash or equity retention awards to reflect competitive market situations, address specific project objectives or reinforce succession planning objectives. No cash or equity retention awards were granted to named executives in 2018. In 2017, Mr. Flowers received a cash retention award in order to retain his services for key projects. A portion of that award vested in 2018. For further detail, see footnote 7 to the Summary Compensation Table beginning on page 46.

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Other Elements of Named Executive Compensation

  Perquisites

In 2018, each of the named executives was paid a taxable monthly allowance as set forth in the All Other Compensation table on page 49. The Committee believes that these allowances are reasonable costs, and are justified by the perceived value to the named executives. The allowances are intended to provide convenience in light of the demands on the named executives and are considered an important part of a competitive compensation package. The allowances are to replace amounts paid to cover items such as automobile leasing, tax and financial planning, and club membership dues, which are items that are typically reimbursed or paid directly by our peers. When determining the allowance amounts, the Committee considered the value of perquisites provided to similarly situated executives in our Compensation Peer Group. In addition, named executives are required to have a physical examination each year that is paid for by the Company. Named executives may have spousal travel paid for by the Company only when it is for an approved business purpose, in which case a related tax gross-up is provided. In 2018, the Company did not provide any tax gross-ups other than for spousal business travel. Named executives can make personal use of charter aircraft in conjunction with a business purpose, but the named executive is required to reimburse the Company for the incremental operational cost of such personal use. Our 2018 perquisite costs, which are relatively small in relation to total direct compensation, approximated the median of the Compensation Peer Group.

  Executive Deferred Compensation Program

The named executives are eligible to participate in Fluor's Executive Deferred Compensation Program. The Company offers this program to provide retirement and tax planning flexibility and to remain competitive with other companies within our Compensation Peer Group and general industry. Please refer to the discussion in the Nonqualified Deferred Compensation section beginning on page 55 for a more detailed discussion of this program.

  Severance and Change in Control Benefits

The Company provides each of the named executives with cash severance in the event of a termination of employment by the Company without cause. The Company believes its severance policy assists in attracting and retaining qualified executives. The level of any cash severance payment is based upon base salary and years of service at the time of separation. In addition, each named executive has a change in control agreement that provides additional payments and other benefits if the executive is terminated without cause or if the named executive terminates employment for good reason within two years following a change in control of the Company. The change in control agreements are designed to reinforce and encourage the continued attention and dedication of the executives without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control and to serve as an incentive to their continued commitment to, and employment with, the Company. All of the potential change in control payments are "double trigger," meaning a named executive must incur a qualifying termination of employment following a change in control in order to be eligible for these payments. In addition, if any excise taxes are triggered in connection with a change in control, our change in control agreements do not provide for a tax gross-up. The Company will, instead, automatically reduce any payments under the agreement to the extent necessary to prevent payments from being subject to those excise taxes, but only if by reason of the reduction, the executive's after-tax benefit of the reduced payments exceeds the after-tax benefit if such reduction were not made.

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COMPENSATION DISCUSSION AND ANALYSIS

Please refer to the discussion under "Potential Payments Upon Termination or Change in Control" beginning on page 57 for a more detailed discussion of these arrangements. Severance and change in control benefits are provided to be competitive with the Compensation Peer Group.

Establishing Executive Compensation

  Compensation Philosophy, Objectives and Risk Assessment

The Committee has responsibility for establishing and implementing the Company's executive compensation philosophy. The Committee reviews and determines all components of named executives' compensation (other than with respect to our CEO's compensation, which the Committee reviews and recommends for approval by our independent directors), including making individual compensation decisions and reviewing and revising the Company's compensation program and practices.

The Committee has established the following compensation philosophy and objectives for the Company's named executives:

  •
  Align the interests of named executives with those of the stockholders. The Committee believes it is appropriate to tie a significant portion of executive compensation to the value of the Company's stock in order to closely align the interests of named executives with the interests of our stockholders. The Committee also believes that executives should have a meaningful ownership interest in the Company and as such maintains and regularly reviews executive stock ownership guidelines.

  •
  Have a significant portion of pay that is performance-based. Fluor expects superior performance. Our executive compensation programs are designed to reward executives when performance results for the Company and the executive meet or exceed stated objectives. The Committee believes that compensation paid to executives should be closely aligned with the performance of the Company relative to these objectives.

  •
  Provide competitive compensation. The Company's executive compensation programs are designed to attract, retain and motivate highly qualified executives critical to achieving Fluor's strategic objectives and building stockholder value.

The Committee reviews the Company's compensation philosophy and objectives each year to determine if revisions are necessary in light of market conditions, the Company's strategic goals or other relevant factors. In each of the last five years, the Committee determined that no revisions to the executive compensation philosophy and objectives were necessary, although the Committee has adjusted the specific elements of compensation used to implement its philosophy as compensation practices have evolved.

In addition, the Committee reviewed the incentive compensation we provide to our employees, including our named executives, and evaluated the mix of plans and performance criteria, the Committee's ability to exercise discretion over certain components of compensation and our risk management practices generally. Based on this review, the Committee believes that our compensation program is designed to appropriately align compensation with our business strategy and not to encourage behavior that could create material adverse risks to our business.

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  Role of Independent Compensation Consultant

The Committee has the authority under its charter to engage, retain and terminate the services of outside legal counsel, compensation consultants and other advisors. In 2018, the Committee again engaged Frederic W. Cook & Co., Inc. ("FW Cook") to serve as its independent compensation consultant to advise the Committee on all matters related to executive and non-management director compensation. The compensation consultant conducts an annual review of the total compensation program for the CEO and the other named executives.

In 2018, as part of the Committee's oversight of certain aspects of risk, FW Cook conducted a broad-based review of the Company's compensation program and discussed its findings with the Committee, indicating that the Company's compensation program does not encourage behaviors that would create material risk for the Company. FW Cook also provided written and verbal advice at Committee meetings, attended executive sessions of the Committee to respond to questions, and had individual calls and meetings with the chair of the Committee to provide advice and perspective on executive compensation issues. FW Cook was engaged by, and reports directly to, the Committee and does not perform any other services for the Company. The Committee has determined that none of the work of FW Cook has raised any conflicts of interest.

  Peer Group Comparisons

In making compensation decisions, the Committee looks at the practices of our Compensation Peer Group. The Committee annually reviews with FW Cook the composition of the Compensation Peer Group and makes refinements if necessary based on objective criteria established by the Committee.

Since 2009, the Committee has applied a generally consistent process and set of criteria for selection of the Compensation Peer Group. Potential peer companies were identified by applying the following objective selection criteria:

  •
  Standard & Poor's Global Industry Classification Standard (GICS) codes for the Company, our direct competitors and key customers (2010 – capital goods, 101010 – energy equipment and services, and 101020 – oil, gas and consumable fuels);

  •
  Companies commonly identified as peers of direct engineering and construction peers (based on disclosures in their most recent proxy statements);

  •
  Companies with generally comparable pay models; and

  •
  Companies with revenues and number of employees ranging from 0.25x to 4.0x and market capitalization ranging from 0.2x to 5.0x, subject to exception for direct competitors and other engineering and construction peers.

For 2018, the Committee determined to slightly expand the market capitalization range to include companies from 0.2x to 5.0x Fluor's size (versus 0.25x to 4.0x) in order to promote year-over-year continuity due to market-related volatility. The peer group itself, however, remained unchanged.

FLUOR CORPORATION | 2019 PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS

The companies comprising Fluor's Compensation Peer Group for purposes of establishing 2018 compensation were:

• AECOM Technology Corporation*	• Illinois Tool Works Inc.
• Chicago Bridge & Iron Company*(1)	• Ingersoll-Rand Company Limited
• Cummins Inc.	• Jacobs Engineering Group Inc.*
• Deere & Company	• KBR, Inc.*
• Dover Corporation	• L3 Technologies, Inc. (formerly L-3 Communications Corporation)
• Eaton Corporation	• Northrop Grumman Corporation
• EMCOR Group*	• PACCAR Inc.
• Emerson Electric Co.	• Parker-Hannifin Corporation
• General Dynamics Corporation	• Quanta Services, Inc.*
• Halliburton Company	• Raytheon Company
• Hess Corporation	• W.W. Grainger, Inc.

*
Direct competitors and other engineering and construction peers.
(1)
Chicago Bridge & Iron Company merged with and into McDermott International, Inc. in May 2018.

The Committee reviews benchmarking comparisons prepared by its compensation consultant for each named executive against similar positions within the Compensation Peer Group. The Committee generally targets named executives' base salary, total cash (base salary plus target annual incentive) and total compensation between the 50th percentile (or median) and 75th percentile of the Compensation Peer Group. Individuals may vary from the target market positioning primarily based on individual contributions, experience, advancement potential and internal pay equity; and actual pay will ultimately depend on Company performance, individual performance and stock price. For 2018, total target compensation for each of the named executives fell within the targeted range.

  Role of Company Management in Compensation Decisions

Before the Committee makes decisions on executive compensation, the CEO reviews compensation for the other named executives and makes recommendations to the Committee based on their individual and group performance. At the beginning of the year, the CEO proposes to the Committee base salary adjustments for the current year, annual incentive award target percentages for the current year and current-year long-term incentive grants for each of the other named executives. The Committee reviews and approves the compensation actually paid to the named executives after consideration of the recommendations made by the CEO. The Committee has discretion to modify named executives' compensation from that recommended by the CEO, but did not exercise that discretion for the named executives with respect to 2018 compensation.

Management also works with its outside executive compensation consultant, Pay Governance LLC, in making recommendations that are consistent with the Company's philosophy and objectives. The Committee may review data and analyses provided by management and its consultant. Pay Governance does not work for the Committee or the Board in any capacity and does not perform any other services for the Company.

42 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Other Aspects of Our Executive Compensation Program

  2018 "Say on Pay" Advisory Vote

We hold an annual "say on pay" advisory vote to approve our named executive compensation. At our 2018 annual meeting of stockholders, the compensation of our named executives was approved by stockholders, with approximately 93% of the votes cast for approval. The Committee evaluated the results of the 2018 advisory vote at its May meeting. The Committee also considered many other factors in evaluating our executive compensation program, including the Committee's assessment of the interaction of our compensation plans with our corporate business objectives, evaluations of our program by the Committee's independent compensation consultant, including with respect to "best practices," and a review of data of our Compensation Peer Group. Taking all of this information into account, the Committee did not make any changes to our executive compensation program and policies as a result of the 2018 "say on pay" advisory vote.

  Clawback Policy

Pursuant to the Company's clawback policy, if the Board determines that any key executive or employee, including any named executive, has engaged in fraud or willful misconduct that caused or otherwise contributed to a need for a material restatement of the Company's financial results, the Board will review all performance-based compensation earned by that employee during the fiscal periods materially affected by the restatement. If the Board determines that any such compensation would have been lower if it had been based on the restated results, the Board may, to the extent permitted by applicable law, seek recoupment of such compensation as it deems appropriate. To date, the Board has not encountered a situation where a review of compensation pursuant to the policy was necessary.

  Stock Ownership Guidelines

Executive officers are encouraged to hold Fluor common stock to align their financial interests with those of our stockholders. The Company maintains stock ownership guidelines for named executives as follows:

Role	Value of Shares or Share Units to be Owned
Chief Executive Officer	6 times base salary
Chief Financial Officer and Chief Legal Officer	3.5 times base salary
Executive Vice President	2 times base salary

A named executive is required to retain all Fluor common stock, including 100% of the net shares acquired from the exercise of stock options or the vesting of RSUs and VDI awards, to the extent he has not satisfied the guidelines. Unvested RSUs and earned but unvested VDI units are considered as owned by the named executive in determining whether the named executive has met his ownership guidelines. As of the date of this report, all named executives were in compliance with these stock ownership guidelines.

FLUOR CORPORATION | 2019 PROXY STATEMENT 43

COMPENSATION DISCUSSION AND ANALYSIS

  Restrictions on Certain Trading Activities

Our insider trading policy for executive officers and non-management directors prohibits transactions involving short-term or speculative trading in, or any hedging or monetization transactions involving, Company securities. In addition, our policy prohibits pledging Company securities or holding Company securities in a margin account.

  Tax Implications

The Committee has typically reviewed and considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). However, compensation paid to covered executives subject to Section 162(m) in 2018 or future years in excess of $1,000,000 generally will not be deductible as a result of 2017 tax reform legislation unless it qualifies as "performance based compensation" (as defined under Section 162(m) prior to 2018) and qualifies for transition relief applicable to certain "grandfathered" arrangements in place as of November 2, 2017. In 2017 and prior years, the Committee set and approved performance hurdles designed to allow covered employees' long-term incentive awards granted in 2017 and prior years that vest or are payable in 2018 or future years to potentially qualify as "performance based compensation." The Committee historically has retained discretion to provide payments not intended to be deductible under Section 162(m) and expects that covered employee compensation for 2018 and future years will not be fully deductible. However, the Committee expects to continue to prioritize performance-based compensation arrangements for our executives, regardless of whether deductible under amended Section 162(m).

44 FLUOR CORPORATION | 2019 PROXY STATEMENT

ORGANIZATION AND COMPENSATION COMMITTEE REPORT

ORGANIZATION AND COMPENSATION COMMITTEE REPORT

Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Organization and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Committee recommended that the Compensation Discussion and Analysis be included in the proxy statement for the Company's 2019 annual meeting of stockholders.

The Organization and Compensation Committee
Peter J. Fluor, Chairman Peter K. Barker Rosemary T. Berkery James T. Hackett Armando J. Olivera Matthew K. Rose

FLUOR CORPORATION | 2019 PROXY STATEMENT 45

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation earned by or granted to each of the 2018 named executives in the relevant years. The 2018 named executives are the principal executive officer, the principal financial officer and the three other highest paid executive officers. In addition, Mr. Flowers, who served as an executive officer during a portion of 2018 but not as of December 31, 2018, is included in the tables below because his total compensation in 2018 would have placed him among the top five most highly compensated executive officers had he still been an executive officer as of December 31, 2018.

The grant date fair value of long-term incentive awards reported for 2018 (i.e., stock awards and for the CEO, option awards) is higher than the grant date fair value of awards reported for 2017 (which consisted of both stock awards and option awards) due primarily to the fact that beginning in 2016, VDI awards have three one-year performance goals that are averaged over the performance period. Under SEC reporting rules, the grant date fair value of equity awards is reported in the year in which performance goals are set. In 2016, only the first tranche of the 2016 VDI award was included in the Summary Compensation Table; however, in 2017, both the second tranche of the 2016 VDI award and the first tranche of the 2017 VDI award were included and, in 2018, the third tranche of the 2016 VDI award, the second tranche of the 2017 VDI award, and the first tranche of the 2018 VDI award are included. Thus, 2018 is the first year in which three separate tranches of the VDI awards are reported.

(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)(2)	Bonus ($)		Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
David T. Seaton(1)	2018	$1,328,029	—		$9,606,359	$500,016	$921,000	—	$318,197	$12,673,601
Chairman and	2017	$1,295,029	—		$5,626,512	$2,200,021	$836,000	—	$296,225	$10,253,787
Chief Executive Officer	2016	$1,295,029	—		$5,866,758	—	$1,150,000	—	$357,004	$8,668,791
Bruce A. Stanski	2018	$714,861	—		$2,419,791	—	$373,200	—	$110,713	$3,618,565
Executive Vice President and Chief	2017	$647,111	$220,000		$1,007,390	$401,257	$291,600	—	$106,183	$2,673,541
Financial Officer	2016	$600,018	—		$1,010,108	—	$520,200	—	$87,067	$2,217,393
Carlos M. Hernandez	2018	$651,346	—		$2,942,476	—	$334,200	—	$124,827	$4,052,849
Executive Vice President,	2017	$630,032	—		$1,588,728	$643,788	$278,500	—	$117,117	$3,258,165
Chief Legal Officer and Secretary	2016	$630,032	—		$1,533,437	—	$380,300	—	$120,558	$2,664,327
Ray F. Barnard	2018	$564,006	—		$1,820,017	—	$247,600	—	$92,571	$2,724,194
Executive Vice President,
Systems & Supply Chain
Jose L. Bustamante	2018	$496,165	—		$1,760,302	—	$247,000	—	$96,059	$2,599,526
Executive Vice President,	2017	$471,166	—		$1,120,181	$468,753	$197,900	—	$97,246	$2,355,246
Business Development & Strategy
Garry W. Flowers	2018	$543,507	$100,000	(7)	$1,440,420	—	$915,925	—	$103,131	$3,102,983
Executive Vice President	2017	$530,026	$100,000		$1,044,424	$411,290	$243,300		$108,113	$2,437,153

(1)
Assuming the VDI awards granted in 2016, 2017 and 2018 were reportable in full in the year of grant, as opposed to each year's award being reported over multiple performance periods, and eliminating the accounting adjustment to reflect the impact of the Relative TSR modifier, as discussed in footnote 3 below, which only affects the number of units ultimately earned under the

46 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

  2017 and 2018 VDI awards, Mr. Seaton's compensation for the last three years would be as set forth in the table below:

	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
2018	$1,328,029	$8,800,305	$500,016	$921,000	$318,197	$11,867,547
2017	$1,295,029	$6,600,107	$2,200,021	$836,000	$296,225	$11,227,382
2016	$1,295,029	$8,800,136	$0	$1,150,000	$357,004	$11,602,169
(2)
The amounts in column (c) include salary paid, and any time off with pay utilized, during the year.

(3)
The amounts in column (e) represent the aggregate grant date fair value of the RSUs and VDI awards granted in each year, calculated based on the closing price of the Company's common stock on the New York Stock Exchange (the "NYSE") on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). For 2018, this amount includes the value of the shares subject to the third tranche of the 2016 VDI awards, the second tranche of the 2017 VDI awards and the first tranche of the 2018 VDI awards, for each of which the performance objectives were set in 2018. The performance objectives for the first tranche of the 2016 VDI award were set and reported in 2016. The performance objectives for the second tranche of the 2016 VDI award and the first tranche of the 2017 VDI award were set and reported in 2017. Under SEC rules, tranches for which performance objectives have not been set do not have a reportable grant date fair value under ASC 718 and, therefore, are not included in the table above. The performance objectives for the third tranche of the 2017 VDI awards and the second tranche of the 2018 VDI awards will be established in 2019. The performance objectives for the third tranche of the 2018 VDI awards will be established in 2020. Compensation for the remaining tranches of the 2017 and 2018 VDI awards will be reported in future Summary Compensation Tables as compensation for the year in which the performance objectives are established.

  The grant date fair value of the 2016 and 2017 VDI award tranches reported as compensation for 2018 in the table reflect a liquidity discount of 10.05%, as a result of the three-year post-vest transfer restrictions (the "Post-Vest Holding Period") imposed by the Company on the common stock issued upon settlement of those awards. In addition, the grant date fair value of the 2017 and 2018 VDI award tranches reported as compensation for 2018 reflect an upward adjustment by 7.64% and 14.16%, respectively, based on the Monte Carlo valuation method, due to the impact of the Relative TSR modifier on those VDI awards.

  The chart below details the grant date fair value of the (i) RSUs granted in 2018, (ii) third tranche of the 2016 VDI awards, (iii) second tranche of the 2017 VDI awards, and (iv) first tranche of the 2018 VDI awards, based on target level performance and the assumptions described above, all of which are reported in the table as 2018 compensation:

	David T. Seaton	Bruce A. Stanski	Carlos M. Hernandez	Ray F. Barnard	Jose L. Bustamante	Garry W. Flowers
RSUs	$4,400,152	$1,300,001	$1,425,082	$850,095	$787,642	$787,642
2016 VDI	$1,868,750	$321,752	$488,449	$344,044	$318,567	$341,904
2017 VDI	$1,663,053	$303,344	$486,654	$302,389	$354,369	$310,874
2018 VDI	$1,674,404	$494,694	$542,291	$323,489	$299,724	—
Total	$9,606,359	$2,419,791	$2,942,476	$1,820,017	$1,760,302	$1,440,420

FLUOR CORPORATION | 2019 PROXY STATEMENT 47

COMPENSATION TABLES

  The chart below details the grant date fair value of the (i) third tranche of the 2016 VDI awards, (ii) second tranche of the 2017 VDI awards, and (iii) first tranche of the 2018 VDI awards, assuming the highest level of performance is achieved. In each case, the grant date fair value, assuming the highest level of performance is achieved, is equal to two times the grant date fair value that was determined as of February 19, 2018, which was the date on which the performance objectives for each such tranche were approved by the Committee.

	David T. Seaton	Bruce A. Stanski	Carlos M. Hernandez	Ray F. Barnard	Jose L. Bustamante	Garry W. Flowers
2016 VDI	$3,737,500	$643,504	$976,898	$688,088	$637,134	$683,808
2017 VDI	$3,326,106	$606,688	$973,308	$604,778	$708,738	$621,748
2018 VDI	$3,348,808	$989,388	$1,084,582	$646,978	$599,448	—

  The 2018 amount in column (e) for Mr. Flowers does not include the grant date fair value of Mr. Flowers' 2018 VDI award, which is payable in cash and had a one-year performance period beginning January 1, 2018 and ending December 31, 2018. The earned amount of Mr. Flowers' 2018 VDI award is included in column (g) as described in footnote 4 below.

(4)
The amounts in column (f) represent the aggregate grant date fair value of options granted in each year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the "Stock-Based Plans" footnote to the Consolidated Financial Statements of the Company, as included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(5)
The amounts in column (g) represent amounts earned as annual incentive in each year. Mr. Flowers' 2018 amount also includes $464,625, which represents the earned amount of his 2018 VDI award, which is payable in cash and had a one-year performance period beginning January 1, 2018 and ending December 31, 2018.

(6)
The amounts in column (i) are detailed in a separate All Other Compensation table below.

(7)
This amount represents the portion of a retention award granted to Mr. Flowers in 2017 that vested on March 31, 2018. Under the terms and conditions of the retention agreement, $250,000 was deposited in Mr. Flowers' deferred compensation account in 2017. The first $100,000 of that amount vested on March 31, 2018 and is shown in the table above. The remainder will vest if Mr. Flowers remains employed until March 31, 2019 (or has an earlier, eligible retirement date). Annual incentive payments appear in column (g).

48 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

ALL OTHER COMPENSATION

The following table and related footnotes describe each component of the All Other Compensation column (column (i)) of the Summary Compensation Table for 2018.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Company Contributions to Qualified and Nonqualified Defined Contribution Plans ($)(1)	Tax Gross-up ($)(2)	Perquisite Allowances ($)(3)	Other Perquisites ($)(4)	Total All Other Compensation ($)(5)
David T. Seaton	$157,053	$30,161	$71,100	$59,883	$318,197
Bruce A. Stanski	$61,213	—	$49,500	—	$110,713
Carlos M. Hernandez	$64,069	$2,070	$49,500	$9,188	$124,827
Ray F. Barnard	$55,701	$63	$32,400	$4,407	$92,571
Jose L. Bustamante	$52,597	$1,638	$32,400	$9,424	$96,059
Garry W. Flowers	$64,001	$2,327	$32,400	$4,403	$103,131

(1)
The amounts in column (b) represent contributions made by the Company to each individual's account in the Company's 401(k) plan, and amounts credited by the Company into each individual's account in the Company's non-qualified deferred compensation plan for contributions that would have been credited to each individual's account in the 401(k) plan for contributions in excess of Internal Revenue Code ("IRC") limitations. Contributions to the 401(k) plan and amounts credited in the non-qualified deferred compensation plan by the Company were made or provided on the same basis as provided to all other salaried employees.

(2)
The amounts in column (c) represent the tax gross-up provided for business-related spousal travel.

(3)
The amounts in column (d) represent the aggregate annual perquisite allowance, which is paid monthly as a substitute for the Company reimbursing or paying for perquisites such as an automobile allowance, tax and financial planning, and club membership dues. To the extent any of the allowance was used for a business purpose, the amount of the allowance shown here was not reduced. Not more than $25,000 of the allowance was used by any named executive officer for any single type of perquisite.

(4)
The amounts in column (e) represent the incremental cost for business-related spousal travel, the cost of business-related physical examinations and the cost of personal use of non-primary country clubs, each of which was less than $25,000 with the exception of Mr. Seaton, who had business-related spousal travel cost of $34,455.

(5)
The amounts in column (f) represent the totals of columns (b) through (e). Our 2018 perquisite costs approximated the median of the Compensation Peer Group.

FLUOR CORPORATION | 2019 PROXY STATEMENT 49

COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS IN 2018

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
					Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)
Name	Type of Award(1)		Grant Date	Approval Date	Target (#)	Maximum (#)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Under- lying Options (#)(5)	Exercise or Base Price of Option Awards Per Share ($/sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)
David T. Seaton	2018 RSU		2/23/2018	2/20/2018	—	—	—	—	75,669	—	—	$4,400,152	(7)
	2018 SO		2/23/2018	2/20/2018	—	—	—	—	—	33,615	$58.15	$500,016	(8)
	2016 VDI		2/20/2018	2/19/2018	35,795	71,590	—	—	—	—	—	$1,868,750	(9)
	2017 VDI		2/20/2018	2/19/2018	29,594	59,188	—	—	—	—	—	$1,663,053	(10)
	2018 VDI		2/23/2018	2/20/2018	25,223	50,446	—	—	—	—	—	$1,674,404	(11)
	2018 AI		N/A	N/A	—	—	$2,001,000	$4,002,000	—	—	—	—
Bruce A. Stanski	2018 RSU		2/23/2018	2/19/2018	—	—	—	—	22,356	—	—	$1,300,001	(7)
	2016 VDI		2/20/2018	2/19/2018	6,163	12,326	—	—	—	—	—	$321,752	(9)
	2017 VDI		2/20/2018	2/19/2018	5,398	10,796	—	—	—	—	—	$303,344	(10)
	2018 VDI		2/23/2018	2/19/2018	7,452	14,904	—	—	—	—	—	$494,694	(11)
	2018 AI		N/A	N/A	—	—	$717,600	$1,435,200	—	—	—	—
Carlos M. Hernandez	2018 RSU		2/23/2018	2/19/2018	—	—	—	—	24,507	—	—	$1,425,082	(7)
	2016 VDI		2/20/2018	2/19/2018	9,356	18,712	—	—	—	—	—	$488,449	(9)
	2017 VDI		2/20/2018	2/19/2018	8,660	17,320	—	—	—	—	—	$486,654	(10)
	2018 VDI		2/23/2018	2/19/2018	8,169	16,338	—	—	—	—	—	$542,291	(11)
	2018 AI		N/A	N/A	—	—	$655,200	$1,310,400	—	—	—	—
Ray F. Barnard	2018 RSU		2/23/2018	2/19/2018	—	—	—	—	14,619	—	—	$850,095	(7)
	2016 VDI		2/20/2018	2/19/2018	6,590	13,180	—	—	—	—	—	$344,044	(9)
	2017 VDI		2/20/2018	2/19/2018	5,381	10,762	—	—	—	—	—	$302,389	(10)
	2018 VDI		2/23/2018	2/19/2018	4,873	9,746	—	—	—	—	—	$323,489	(11)
	2018 AI		N/A	N/A	—	—	$538,200	$1,076,400	—	—	—	—
Jose L. Bustamante	2018 RSU		2/23/2018	2/19/2018	—	—	—	—	13,545	—	—	$787,642	(7)
	2016 VDI		2/20/2018	2/19/2018	6,102	12,204	—	—	—	—	—	$318,567	(9)
	2017 VDI		2/20/2018	2/19/2018	6,306	12,612	—	—	—	—	—	$354,369	(10)
	2018 VDI		2/23/2018	2/19/2018	4,515	9,030	—	—	—	—	—	$299,724	(11)
	2018 AI		N/A	N/A	—	—	$475,000	$950,000	—	—	—	—
Garry W. Flowers	2018 RSU		2/23/2018	2/19/2018	—	—	—	—	13,545	—	—	$787,642	(7)
	2016 VDI		2/20/2018	2/19/2018	6,549	13,098	—	—	—	—	—	$341,904	(9)
	2017 VDI		2/20/2018	2/19/2018	5,532	11,064	—	—	—	—	—	$310,874	(10)
	2018 Cash VDI	(12)	N/A	N/A	—	—	$787,500	$1,575,000	—	—	—	—
	2018 AI		N/A	N/A	—	—	$518,700	$1,037,400	—	—	—	—

(1)
The types of awards reported in this table are as follows: Restricted Stock Units (RSU), Stock Options (SO), the third tranche of the 2016 Value Driver Incentive (VDI) Awards, the second tranche of the 2017 VDI Awards, the first tranche of the 2018 VDI Awards, Mr. Flowers' 2018 cash VDI award, and Annual Incentive (AI).

(2)
Columns (e) and (f) show the target and maximum number of units for each individual under the third tranche of their 2016 VDI awards, the second tranche of their 2017 VDI awards, and the first tranche of their 2018 VDI awards (except with respect to Mr. Flowers whose 2018 VDI award is reflected in columns (g) and (h)). The Committee has established threshold levels for the 2018 performance goals for each award, but not for the overall award. All potential payouts are performance driven, and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis beginning on page 35. The third tranche of the 2017 VDI award and the second tranche of the 2018 VDI award will be presented in the table in 2019. The third tranche of the 2018 VDI award will be presented in the table in 2020. All three tranches of the 2016, 2017 and 2018 VDI awards, if earned, will vest in full on March 6, 2019, March 6, 2020, and March 6, 2021, respectively.

50 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

(3)
Columns (g) and (h) show the target and maximum payouts for each individual of their 2018 annual incentive award. The Committee has established threshold levels for each of the performance goals, but not for the overall award. All potential payouts are performance driven, and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis beginning on page 30.

(4)
The amounts in column (i) represent the number of RSUs granted on February 23, 2018 as part of the 2018 long-term incentive awards. These RSUs vest one-third per year on March 6th in each of the three years following the grant date.

(5)
The amounts in column (j) represent the number of nonqualified stock options granted on February 23, 2018 as part of Mr. Seaton's 2018 long-term incentive awards. These options vest one-third per year on March 6th in each of the three years following the grant date.

(6)
The amounts in column (k) represent the exercise price of the nonqualified stock options, which was the closing price of the Company's common stock on the NYSE on the date of grant.

(7)
This amount represents the grant date fair value of the RSUs granted on February 23, 2018 as part of the 2018 long-term incentive awards. The value is computed in accordance with ASC 718, using the grant price of $58.15 per share, which was the closing price of the Company's common stock on the NYSE on the date of grant.

(8)
This amount represents the grant date fair value of the nonqualified stock options granted on February 23, 2018 as part of Mr. Seaton's 2018 long-term incentive awards. The value is computed in accordance with ASC 718, using a Black Scholes option pricing model value of $14.87 per option.

(9)
This amount represents the grant date fair value of the target number of shares subject to the third tranche of the 2016 VDI awards granted on February 20, 2018, using the grant price of $58.04 per unit, which was the closing price of the Company's common stock on the NYSE on February 20, 2018, the first trading day immediately following the date the 2018 performance goals were approved, which was not a trading day, less a liquidity discount of 10.05% related to the Post-Vest Holding Period on the common stock underlying these awards.

 As described in footnote 2 of the Summary Compensation Table beginning on page 46, one-third of the shares subject to the 2016 VDI awards have a 2018 grant date fair value under applicable accounting standards and, therefore, are reported as 2018 compensation in the Summary Compensation Table and this Grants of Plans Based Awards Table. The grant date fair value of the first and second tranches of the 2016 VDI award were presented in the tables in 2016 and 2017, respectively.

(10)
This amount represents the grant date fair value of the target number of shares subject to the second tranche of the 2017 VDI awards granted on February 20, 2018, using the grant price of $58.04 per unit, which was the closing price of the Company's common stock on the NYSE on February 20, 2018, the first trading day immediately following the date the 2018 performance goals were approved, which was not a trading day, less a liquidity discount of 10.05% related to the Post-Vest Holding Period on the common stock underlying these awards, plus an adjustment upward by 7.64% for the Relative TSR modifier derived using a Monte Carlo Simulation approach.

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COMPENSATION TABLES

   As noted above, one-third of the shares subject to the 2017 VDI awards have a 2018 grant date fair value under applicable accounting standards and, therefore, are reported as 2018 compensation in the Summary Compensation Table and this Grants of Plans Based Awards Table. The grant date fair value of the first tranche of the 2017 VDI award was presented in the tables in 2017; and the grant date fair value of the remaining tranche of the 2017 VDI award will be presented in the tables in 2019, based on the closing price of the Company's common stock on the NYSE on the approval date of the performance goals.

(11)
This amount represents the grant date fair value of the target number of shares subject to the first tranche of the 2018 VDI awards granted to the named executives on February 23, 2018, using the grant price of $58.15 per unit, which was the closing price of the Company's common stock on the NYSE on the date of grant, plus an adjustment upward by 14.16% for the Relative TSR modifier derived using a Monte Carlo Simulation approach.

 As noted above, only one-third of the shares subject to the 2018 VDI awards granted to the named executives have a 2018 grant date fair value under applicable accounting standards and, therefore, are reported as 2018 compensation in the Summary Compensation Table and this Grants of Plans Based Awards Table. The grant date fair value of the remaining two tranches of the 2018 VDI awards granted to the named executives will be presented in the tables in 2019 and 2020, respectively, based on the closing price of the Company's common stock on the NYSE on the respective approval dates of the performance goals.

(12)
Mr. Flowers' 2018 VDI award is payable in cash and had a one-year performance period beginning January 1, 2018 and ending December 31, 2018. Columns (g) and (h) show the target and maximum payouts for Mr. Flowers' 2018 VDI award. The payout is performance driven, and could be earned from 0 to 200% of target.

52 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR END

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
David T. Seaton	29,363	0	$70.76	2/28/2011	2/28/2021	164,683	$5,302,793	76,134	$2,451,515
	39,492	0	$62.50	2/27/2012	2/27/2022
	105,784	0	$61.45	2/25/2013	2/25/2023
	120,333	0	$79.19	2/21/2014	2/21/2024
	173,655	0	$59.05	2/23/2015	2/23/2025
	51,533	103,066	$55.35	2/23/2017	2/23/2027
	0	33,615	$58.15	2/23/2018	2/23/2028
Bruce A. Stanski	13,515	0	$70.76	2/28/2011	2/28/2021	37,985	$1,223,117	16,538	$532,524
	16,689	0	$62.50	2/27/2012	2/27/2022
	23,706	0	$61.45	2/25/2013	2/25/2023
	18,624	0	$79.19	2/21/2014	2/21/2024
	28,614	0	$59.05	2/23/2015	2/23/2025
	9,399	18,798	$55.35	2/23/2017	2/23/2027
Carlos M. Hernandez	17,067	0	$70.76	2/28/2011	2/28/2021	48,698	$1,568,076	23,012	$740,986
	23,364	0	$62.50	2/27/2012	2/27/2022
	29,028	0	$61.45	2/25/2013	2/25/2023
	28,653	0	$79.19	2/21/2014	2/21/2024
	43,416	0	$59.05	2/23/2015	2/23/2025
	15,080	30,160	$55.35	2/23/2017	2/23/2027
Ray F. Barnard	7,515	0	$30.46	3/2/2009	3/2/2019	30,940	$996,268	14,110	$454,342
	13,797	0	$42.75	3/2/2010	3/1/2020
	5,640	0	$70.76	2/28/2011	2/28/2021
	13,350	0	$62.50	2/27/2012	2/27/2022
	17,901	0	$61.45	2/25/2013	2/25/2023
	18,624	0	$79.19	2/21/2014	2/21/2024
	32,562	0	$59.05	2/23/2015	2/23/2025
	9,370	18,740	$55.35	2/23/2017	2/23/2027
Jose L. Bustamante	1,389	0	$70.76	2/28/2011	2/28/2021	29,980	$965,356	15,424	$496,653
	2,508	0	$62.50	2/27/2012	2/27/2022
	3,774	0	$61.45	2/25/2013	2/25/2023
	2,823	0	$79.19	2/21/2014	2/21/2024
	19,734	0	$59.05	2/23/2015	2/23/2025
	10,980	21,960	$55.35	2/23/2017	2/23/2027
Garry W. Flowers	5,640	0	$70.76	2/28/2011	2/28/2021	29,948	$964,326	9,847	$317,073
	13,350	0	$62.50	2/27/2012	2/27/2022
	20,319	0	$61.45	2/25/2013	2/25/2023
	18,624	0	$79.19	2/21/2014	2/21/2024
	26,640	0	$59.05	2/23/2015	2/23/2025
	9,634	19,268	$55.35	2/23/2017	2/23/2027
(1)
All options expire ten years from the grant date and, if unvested, vest one-third per year on March 6th in each of the three years following the grant date.

(2)
The amounts in column (g) include RSUs and the earned number of units under 2016 VDI awards that remain subject to vesting based on continued service. The RSUs vest one-third per year on March 6th in each of the three years following the grant date. The earned number of units under the 2016 VDI awards vested in full approximately three years from the grant date, on March 6, 2019.

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COMPENSATION TABLES

(3)
The following table provides the number of unvested RSUs and the earned number of unvested units under the 2016 VDI awards by vesting date for each individual as of December 31, 2018:

Vesting Date	David T. Seaton	Bruce A. Stanski	Carlos M. Hernandez	Ray F. Barnard	Jose L. Bustamante	Garry W. Flowers
March 6, 2019	99,440	20,382	28,030	18,503	17,797	18,152
March 6, 2020	40,020	10,151	12,499	7,564	7,668	7,281
March 6, 2021	25,223	7,452	8,169	4,873	4,515	4,515
Total	164,683	37,985	48,698	30,940	29,980	29,948
(4)
The amounts in column (h) are determined by multiplying the amounts in column (g) by the closing price ($32.20) of the Company's common stock on the NYSE on December 31, 2018, the last trading day of the fiscal year.

(5)
The amounts in column (i) include (1) the first and second tranches of the 2017 VDI units, reflecting below target performance for 2017 and 2018, and (2) the first tranche of the 2018 VDI units, reflecting below target performance for 2018. The 2017 and 2018 VDI units will be adjusted for actual performance at the end of the corresponding performance period (December 31, 2019 and December 31, 2020, respectively) and will vest in full the following March 6th. The amounts of the 2017 and 2018 VDI units in column (i) do not reflect the impact of the Relative TSR modifier, which will be applied at the end of the corresponding performance periods.

The following table provides the number of unvested VDI units granted in 2017 and 2018, as adjusted for performance to date:

	Unvested VDI Units
Name	2017	2018	Total
David T. Seaton	52,677	23,457	76,134
Bruce A. Stanski	9,608	6,930	16,538
Carlos M. Hernandez	15,415	7,597	23,012
Ray F. Barnard	9,578	4,532	14,110
Jose L. Bustamante	11,225	4,199	15,424
Garry W. Flowers	9,847	—	9,847
(6)
The amounts in column (j) are determined by multiplying the amounts in column (i) by the closing price ($32.20) of the Company's common stock on the NYSE on December 31, 2018, the last trading day of the fiscal year.

54 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

OPTION EXERCISES AND STOCK VESTED IN 2018

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David T. Seaton	0	$0	66,985	$3,856,326
Bruce A. Stanski	0	$0	11,564	$665,739
Carlos M. Hernandez	0	$0	17,785	$1,023,882
Ray F. Barnard	0	$0	12,355	$711,277
Jose L. Bustamante	0	$0	11,118	$640,063
Garry W. Flowers	0	$0	11,830	$681,053

A portion of the shares reported under column (d) are withheld or sold on behalf of the individual upon vesting to satisfy tax withholding obligations, and are included in column (e).

NONQUALIFIED DEFERRED COMPENSATION

All U.S. executives, including the named executive officers, are eligible to defer compensation into the Executive Deferred Compensation Program ("EDCP"), which has a number of components. Executives may defer up to 100% of base salary, annual incentive awards and VDI payments that are paid in cash. The EDCP also allows executives to contribute between 1% and 20% of base salary to the Excess 401(k) portion of the plan, which allows contributions in excess of the IRC contribution limits for qualified retirement plans (which was $18,500 or $24,500, depending on the participant's age, in 2018).

In addition, the Company contributes to the Excess 401(k) portion of the plan any amounts that would have been contributed by the Company to the Company's 401(k) plan as matching or discretionary retirement contributions that are in excess of the IRC compensation limit on contributions ($275,000 in 2018) or were lessened by an election to defer base salary. In 2018, the Company matched the first 5% of base salary deferred to the 401(k) plan or Excess 401(k) plan and made a discretionary contribution of 4% to 7% of base salary depending on years of service. Most U.S. salaried employees were eligible for the 5% match and most received the 4% to 7% discretionary retirement contribution in 2018. Annual enrollment for the EDCP is in November, and elections are made with respect to compensation to be earned in the following year.

Amounts deferred are adjusted upward or downward based upon the performance of deemed investment choices available to the executives in the EDCP. The Company does not guarantee the rates of return. Executives may change their deemed investment selections on a daily basis.

For amounts deferred on or after January 1, 2005, distribution elections are made in conjunction with the plan year deferral elections. Distributions can be elected as a lump sum payment or in up to ten annual installments. Distribution payments are made in the month following retirement or termination, with the exception of officers of the Company, for whom no distributions will be made prior to six months after retirement or termination. In addition, executives can elect to receive a scheduled in-service distribution as a lump sum or in up to ten annual installments, with the payments commencing no sooner than one year following the end of the plan year of the deferral.

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COMPENSATION TABLES

Distributions related to amounts deferred prior to January 1, 2005 are made at the time of retirement or termination and can be elected as a lump sum payment or in up to twenty annual installments. Distributions commence the January following retirement or termination.

The table below shows executive and Company contributions made to the EDCP for each individual, as well as the aggregate earnings and aggregate balance for amounts deferred under the EDCP.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2018 ($)(4)
David T. Seaton	$169,319	$122,742	($449,839)	$0	$5,469,962
Bruce A. Stanski	$22,079	$36,709	$4,804	$0	$331,796
Carlos M. Hernandez	$78,162	$36,777	($275,418)	$0	$3,821,713
Ray F. Barnard	$38,351	$29,092	($65,864)	$0	$1,683,337
Jose L. Bustamante	$10,577	$22,284	$1,379	$0	$104,760
Garry W. Flowers	$40,589	$31,302	($124,451)	$0	$1,527,644

(1)
The amounts in column (b) represent contributions by each individual in 2018 to the Excess 401(k) portion of the EDCP. All amounts in column (b) are included in the Summary Compensation Table beginning on page 46 in the Salary column (column (c)) for 2018, except deferred dividends in the amount of $21,481 for Mr. Flowers.

(2)
The amounts in column (c) represent contributions by the Company in 2018 for the individuals and include matching and discretionary contributions into the Excess 401(k) portion of the plan for the portion of base salary that was in excess of the IRC compensation limit on contributions. All amounts in column (c) are reported in the All Other Compensation column (column (i)) of the Summary Compensation Table beginning on page 46 and in the Company Contributions to Qualified and Nonqualified Defined Contribution Plans column (column (b)) of the All Other Compensation table on page 49.

(3)
None of the deemed investment earnings on vested or unvested deferred compensation, represented in column (d), are reflected in the Summary Compensation Table because the Company does not provide above market or preferential returns on nonqualified deferred compensation.

(4)
The amounts in column (f) represent the EDCP balance as of December 31, 2018 for each of the individuals and include amounts deferred and aggregate earnings from previous years. These amounts include contributions reported in the summary compensation tables from 2016 and 2017 as follows: Mr. Seaton, $574,021; Mr. Stanski, $101,449; Mr. Hernandez, $254,602; Mr. Bustamante, $40,834; and Mr. Flowers, $315,813.

56 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL

The tables below reflect the amount of compensation that would become payable to each of the named executive officers under existing plans and arrangements if the named executive officer's employment had terminated on December 31, 2018, given their compensation and service levels as of such date and, if applicable, based on the Company's closing stock price on December 31, 2018. These benefits are in addition to amounts previously earned and to which they are entitled, regardless of the occurrence of any termination of employment, including then-exercisable stock options and vested amounts contributed or credited under the EDCP, as well as benefits generally available to all salaried employees, such as amounts accrued and vested through the Company's retirement plans and payout of any accrued time off with pay (collectively, the "Pre-Termination Benefits"). The named executive officers are entitled to receive the Pre-Termination Benefits regardless of the manner by which their employment is terminated. As described under the scenarios set forth below, additional amounts may be received upon termination, except a termination for cause, in which case no additional amounts would be received.

The actual amounts that would be paid upon a named executive officer's termination of employment can only be determined at the time of such termination and may be higher or lower than as reported below due to, among other things, the time during the year of any such termination, the Company's stock price and the executive's age. In addition, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or to alter the terms of benefits described below, as the Committee determines appropriate.

Payments Made Upon Voluntary Termination/Retirement

As of December 31, 2018, Messrs. Seaton, Hernandez, Barnard and Flowers were eligible for retirement based on the Company's age and years of service requirements. For these named executive officers, it was assumed that in the case of voluntary termination, they would elect retirement from the Company. Messrs. Stanski and Bustamante were not eligible for retirement and would not be entitled to compensation upon voluntary termination, other than their Pre-Termination Benefits.

In the event of the voluntary termination of a named executive officer who is eligible for retirement, in addition to the Pre-Termination Benefits, upon the named executive officer signing a non-competition agreement and assuming the named executive officer has held the award for at least one year from the date of grant, unvested RSUs, options and VDI awards will continue to vest as previously scheduled. The unvested portion of Mr. Flowers' outstanding retention award (described in footnote 7 to the Summary Compensation Table beginning on page 46) will also become fully vested.

Amounts reported in the tables below assume that the above requirements have been met.

Payments Made Upon Not for Cause Termination

In the event of the termination without cause of a named executive officer, in addition to the Pre-Termination Benefits and, for retirement eligible named executive officers, the items identified above under the heading "Payments Made Upon Voluntary Termination/Retirement," the named executive officer will receive a cash severance benefit calculated as two weeks of base pay per year

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COMPENSATION TABLES

of service, with a minimum severance benefit of eight weeks and a maximum severance benefit of fifty-two weeks. In addition, upon Committee approval, the named executive officer may receive any annual incentive award earned during the fiscal year.

Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion not to do so.

Payments Made Upon a Termination in Connection with a Change in Control

In the event of a qualifying termination of a named executive officer within two years following a change in control, in addition to the Pre-Termination Benefits:

  •
  named executive officers will receive a lump sum cash payment equal to (x) the sum of (i) the named executive officer's highest annual base salary during the three years immediately preceding termination plus (ii) target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, (y) multiplied by 3.0 in the case of Mr. Seaton and 2.0 for other named executive officers;

  •
  the named executive officers will receive the annual incentive earned during the fiscal year in which the termination occurs, prorated through the last full month worked by the named executive officer during the year of termination;

  •
  any equity-based compensation awards, other than performance-based equity awards, will become fully vested and exercisable or settled;

  •
  any remaining unvested VDI awards granted prior to 2018 will immediately vest at target performance levels; and

  •
  any remaining unvested VDI awards granted in 2018 will immediately vest based on actual results for any performance periods ending prior to the change in control and at target performance levels for any performance periods ending after the change in control.

A qualifying termination, generally, is a termination of the named executive officer without cause or a resignation by the named executive officer for good reason. "Cause" includes the named executive officer's (i) fraud, (ii) conviction of a felony, (iii) material failure or refusal to perform his job duties in accordance with Company policies or (iv) a material violation of Company policy that causes substantial harm to the Company or its subsidiaries. "Good reason" includes a material diminution of the named executive officer's aggregate compensation or his authority, duties or responsibilities (including as a result of a material diminution of the budget over which he retains authority), or a material diminution in the authority, duties or responsibilities of the named executive officer's supervisor, but may also be triggered by a material breach of any agreement (including the change in control agreement) under which he provides services to the Company.

No gross-up for excise taxes, if any, is payable under the change in control agreements. The Company will, however, automatically reduce any payments under the agreement to the extent necessary to prevent payments being subject to the excise tax, but only if by reason of the reduction, the after-tax benefit of the reduced payments to the named executive officer exceeds the after-tax benefit if such reduction were not made.

In addition, in the event of a Company-initiated termination of Mr. Flowers within two years following a change in control, the unvested portion of his outstanding retention award (described in footnote 7 to the Summary Compensation Table beginning on page 46) will become fully vested.

58 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

Payments Made Upon Death or Termination in Connection with Disability

In the event of death of a named executive officer or termination of employment of a named executive officer as a result of total and permanent disability, the payments would be the same as identified above under the heading "Payments Made Upon a Termination in Connection with a Change in Control," with the exception of the lump sum cash payment outlined in the first bullet above, the annual incentive outlined in the second bullet above, which would be paid upon approval of the Committee, any long-term incentive awards held less than one year (which would be forfeited) and the vesting of VDI awards, which would vest as previously scheduled and be paid at actual performance if held more than one year. Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion not to do so.

The following tables show the potential payments that would be due to each named executive officer, in addition to the Pre-Termination Benefits, upon a voluntary termination; a termination without cause; a termination in connection with a change in control; and death or termination in connection with a disability occurring on December 31, 2018.

David T. Seaton Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$1,334,000	(2)	$10,005,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$2,001,000	(5)	$2,001,000	(6)	$2,001,000	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$2,105,526	(8)	$2,105,526	(8)	$4,542,068	(9)	$2,105,526	(10)
Value Driver Incentive (VDI)	$3,619,505	(8)	$3,619,505	(8)	$8,582,555	(9)	$3,619,505	(10)
Total Value of Payments	$5,725,031		$9,060,031		$25,130,623		$7,726,031

Bruce A. Stanski Not eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$248,379	(2)	$2,870,280	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$717,600	(5)	$717,600	(6)	$717,600	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$0	(8)	$0	(8)	$1,092,127	(9)	$372,264	(10)
Value Driver Incentive (VDI)	$0	(8)	$0	(8)	$1,786,263	(9)	$652,437	(10)
Total Value of Payments	$0		$965,979		$6,466,270		$1,742,301

Carlos M. Hernandez Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$277,200	(2)	$2,620,800	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$655,200	(5)	$655,200	(6)	$655,200	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$580,115	(8)	$580,115	(8)	$1,369,241	(9)	$580,115	(10)
Value Driver Incentive (VDI)	$1,035,391	(8)	$1,035,391	(8)	$2,474,248	(9)	$1,035,391	(10)
Total Value of Payments	$1,615,506		$2,547,906		$7,119,489		$2,270,706

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COMPENSATION TABLES

Ray F. Barnard Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$392,206	(2)	$2,209,440	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$538,200	(5)	$538,200	(6)	$538,200	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$385,498	(8)	$385,498	(8)	$856,230	(9)	$385,498	(10)
Value Driver Incentive (VDI)	$659,843	(8)	$659,843	(8)	$1,594,190	(9)	$659,843	(10)
Total Value of Payments	$1,045,341		$1,975,747		$5,198,060		$1,583,541

Jose L. Bustamante Not eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$500,000	(2)	$1,950,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$475,000	(5)	$475,000	(6)	$475,000	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$0	(8)	$0	(8)	$835,687	(9)	$399,538	(10)
Value Driver Incentive (VDI)	$0	(8)	$0	(8)	$1,604,236	(9)	$738,829	(10)
Total Value of Payments	$0		$975,000		$4,864,923		$1,613,367

Garry W. Flowers Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$545,940	(2)	$2,129,280	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$518,700	(5)	$518,700	(6)	$518,700	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$389,008	(8)	$389,008	(8)	$825,157	(9)	$389,008	(10)
Value Driver Incentive (VDI)	$673,559	(8)	$673,559	(8)	$1,631,649	(9)	$673,559	(10)
Retention Award	$150,000	(11)	$150,000	(11)	$150,000	(11)	$150,000	(11)
Total Value of Payments	$1,212,567		$2,277,207		$5,254,786		$1,731,267

(1)
A severance benefit would not have been paid in the event of voluntary termination/retirement, death or disability.

(2)
The named executive officer would have received a cash severance benefit of two weeks of base salary per year of service upon a termination without cause. The minimum severance benefit is eight weeks and the maximum is 52 weeks of pay. The severance benefit is paid in a lump sum upon termination.

(3)
The named executive officer would have received a lump sum cash payment equal to (x) the sum of (i) the named executive officer's highest annual base salary during the three years immediately preceding termination plus (ii) target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, (y) multiplied by 3.0 in the case of Mr. Seaton and 2.0 for other named executive officers.

(4)
The named executive officer would have forfeited any portion of the award earned in the year upon voluntary termination or retirement.

(5)
Upon Committee approval, the named executive officer may receive any annual incentive award earned during the fiscal year. This amount represents the 2018 annual incentive target and assumes approval.

60 FLUOR CORPORATION | 2019 PROXY STATEMENT

COMPENSATION TABLES

(6)
The named executive officer would receive an annual incentive payment earned for the current year, prorated for whole months worked. This amount represents the 2018 annual incentive target.

(7)
Upon approval, the named executive officer may receive any annual incentive award earned during the fiscal year. This amount represents the 2018 annual incentive target and assumes approval.

(8)
For Messrs. Seaton, Hernandez, Barnard and Flowers, who are retirement eligible, this amount represents the value of unvested options, RSUs, 2016 VDI units (based on actual performance) and 2017 VDI units (at target) that they would have received if their voluntary retirement had occurred on December 31, 2018, with the reported value being based on the closing price of the Company's common stock on December 31, 2018 ($32.20). The value of the long-term incentive awards granted in 2018 is not included in this amount because the awards would have been forfeited if Messrs. Seaton, Hernandez, Barnard and Flowers had retired on or before the first anniversary of the awards' grant date.

The value of such 2018 awards (at target for VDI awards) as of December 31, 2018 is shown below:

Name	Stock Options	RSUs	VDI Units	VDI Cash
David T. Seaton	$0	$2,436,542	$2,436,542	—
Carlos M. Hernandez	—	$789,125	$789,125	—
Ray F. Barnard	—	$470,732	$470,732	—
Garry W. Flowers	—	$436,149	—	$787,500

  In the case of Messrs. Stanski and Bustamante, pursuant to the terms of the applicable plan(s), they would have forfeited any unvested options, RSUs and VDI units because they are not retirement eligible.

(9)
This amount represents the value of unvested options, RSUs and VDI awards which would have become vested assuming a change in control and a qualifying termination on December 31, 2018, based on the closing price of the Company's common stock on December 31, 2018 ($32.20). Remaining unvested 2016 and 2017 VDI awards are reflected at target. Remaining unvested 2018 VDI awards are reflected at actual performance levels for the 2018 performance period and at target for the 2019 and 2020 performance periods.

(10)
This amount represents the value of unvested options, RSUs, 2016 VDI units (based on actual performance) and 2017 VDI units (at target) as of December 31, 2018, which would have become vested assuming death or termination due to total and permanent disability on such date, based on the closing price of the Company's common stock on December 31, 2018 ($32.20). Any remaining unvested 2017 VDI awards would have been paid out at the Committee-approved performance ratings. The values of the long-term incentive awards granted in 2018 are not included in this amount because the awards would have been forfeited upon the occurrence

FLUOR CORPORATION | 2019 PROXY STATEMENT 61

COMPENSATION TABLES

  of the specified events on or before the first anniversary of the awards' grant date. The value of such 2018 awards (at target for VDI awards) as of December 31, 2018 is shown below:

Name	Stock Options	RSUs	VDI Units	VDI Cash
David T. Seaton	$0	$2,436,542	$2,436,542	—
Bruce A. Stanski	—	$719,863	$719,863	—
Carlos M. Hernandez	—	$789,125	$789,125	—
Ray F. Barnard	—	$470,732	$470,732	—
Jose L. Bustamante	—	$436,149	$436,149	—
Garry W. Flowers	—	$436,149	—	$787,500
(11)
This amount represents the final portion of Mr. Flowers' 2017 retention award that was deposited in his deferred compensation account in 2017, and will vest if he remains employed until March 31, 2019 (or has an earlier, eligible termination after March 31, 2018).

62 FLUOR CORPORATION | 2019 PROXY STATEMENT

PAY RATIO

PAY RATIO DISCLOSURE

The 2018 annual total compensation of the median-compensated of all our employees other than David T. Seaton, our CEO, was $70,540. The 2018 annual total compensation of Mr. Seaton, as reported in the Summary Compensation Table, was $12,673,601. The ratio of the 2018 annual total compensation of our CEO to the 2018 annual total compensation of our median-compensated employee was 180 to 1. The year-over-year increase in the ratio is attributable, primarily, to the manner in which the Company's VDI awards are required to be reported by SEC rules in the Summary Compensation Table (as described beginning on page 46 above).

Our median-compensated employee was originally identified in fiscal 2017. In order to identify the median compensated employee, we selected fixed cash compensation paid to our employees from January 1, 2017 through October 1, 2017 as our consistently applied compensation measure. We define fixed cash compensation as any regular payment(s) (such as base salary), overtime pay and annual fixed allowance(s) that are guaranteed to the employee irrespective of performance. For employees who did not work for the entire nine-month period (and were not designated as temporary employees in our payroll records), we estimated their nine-month fixed cash compensation based on (i) the amount paid for the portion of the period that employees hired in 2017 worked or (ii) the planned salary for employees on a leave of absence.

As permitted by SEC rules, we excluded 16 employees in Aruba, 99 in Curacao, 1,774 in the Philippines, 651 in Trinidad and Tobago, and 327 in Kazakhstan who, in the aggregate, represented less than 5% of our total employee population of approximately 57,650 on October 1, 2017. As a result of these exclusions, the employee population used to identify our median employee was comprised of approximately 54,783 individuals.

In 2018, there was no change in Fluor's employee population or employee compensation arrangements that the Company believes would significantly impact the Company's pay ratio disclosure. However, due to a change in our 2017 median-compensated employee's circumstances in 2018, which the Company believes would result in a significant change in the pay ratio disclosure, the Company chose to re-identify a median-compensated employee for purposes of the calculations of the ratio shown above. To re-identify a median-compensated employee, we identified an employee whose compensation in fiscal 2017 was substantially similar to that of our 2017 median-compensated employee based on the compensation measure used to identify our 2017 median-compensated employee.

The SEC's rules for identifying the median-compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

FLUOR CORPORATION | 2019 PROXY STATEMENT 63

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Our compensation philosophy for non-management directors is consistent with the philosophy established for the Company's named executives. The compensation program is designed to attract and retain directors with the necessary experience to represent the Company's stockholders and to advise the Company's executive management. The Company believes that director compensation should be reasonable in light of what is customary for companies of similar size, scope and complexity. Providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. The compensation program is also designed to align the directors' interests with the interests of stockholders over the long term. On an annual basis, the Committee considers market data for our Compensation Peer Group and input from the Committee's independent compensation consultant regarding market practices for director compensation. The Company uses a combination of cash and stock-based awards to compensate non-management directors and targets the 50th percentile of compensation survey data from the companies included in the Compensation Peer Group as well as companies from similar industry segments and our general industry. Directors who are employees of the Company receive no compensation for their service as directors.

Cash Compensation

For 2018, non-management directors received an annual cash retainer of $125,000, paid quarterly. The chair of the Audit Committee receives an additional annual cash retainer in the amount of $20,000; the chairs of the Organization and Compensation and Governance Committees receive an additional annual cash retainer in the amount of $15,000; the Lead Independent Director receives an additional annual cash retainer in the amount of $35,000; and members of the Executive Committee who are not the chair of a committee receive an additional annual cash retainer in the amount of $10,000. At the beginning of 2018, after consideration of market data for our Compensation Peer Group and input from the Committee's independent compensation consultant regarding market practices for director compensation, the Committee recommended, and the Board approved, increasing the (i) annual cash retainer for non-management directors from $120,000 in 2017 to $125,000 in 2018 and (ii) additional annual cash retainer for the Lead Independent Director from $30,000 in 2017 to $35,000 in 2018.

Stock-Based Compensation

Non-management directors receive an annual grant of RSUs with a total market value (based on the fair market value of the Company's common stock on the NYSE on the date of grant) of $155,000 as of the date of the annual meeting of stockholders. At the beginning of 2018, after consideration of market data for our Compensation Peer Group and input from the Committee's independent compensation consultant regarding market practices for director compensation, the Committee recommended, and the Board approved, increasing the amount of the annual RSU grant from $150,000 in 2017 to $155,000 in 2018. The 2018 RSU awards vested immediately upon grant, but are subject to a three-year post-vest holding period. Non-management directors are required to own shares or share units in an amount equivalent to five times the annual retainer for Board service within five years of joining the Board.

64 FLUOR CORPORATION | 2019 PROXY STATEMENT

DIRECTOR COMPENSATION

Deferred Compensation Program

Directors have the option of deferring receipt of directors' fees and RSUs. Fees may be deferred until retirement, other termination of status as a director or, if elected by the director, a date at least two years after the end of the year in which they make a distribution election, pursuant to the 409A Director Deferred Compensation Program. Directors may elect to have deferred fees valued as if invested either wholly or partially in Company stock or one or more of 25 investment funds. Fee deferrals made into the Fluor Stock Valuation Fund prior to January 1, 2013 and maintained continuously for five years earn a 25% premium on the deferred amount deemed invested in Company stock via the Fluor Stock Valuation Fund. The 25% premium was discontinued for any deferrals made following January 1, 2013. All amounts from deferred fees in the deferral accounts are paid in cash based on the directors' distribution elections.

RSUs may be deferred until retirement or other termination of status as a director and are invested in Company stock. RSU deferrals are paid in Fluor shares based on the directors' distribution elections.

The Company does not guarantee the rate of return on any deferrals whether in fees or in RSUs.

Former Retirement Plan

In March 2003, a committee of disinterested directors determined that non-management directors who received restricted shares on March 11, 1997 in consideration of the cancellation of the Fluor Corporation Retirement Plan for Outside Directors could make an irrevocable election to surrender such shares upon their retirement, death or disability. The only remaining director who made this election is Mr. Fluor. In lieu of these shares, Mr. Fluor will receive the amount of his accrued retirement benefits at the time of the cancellation of the retirement plan upon his retirement, death or disability. These benefits equal the retainer fees at the time of cancellation multiplied by the number of years he served prior to the cancellation of the plan. This amount will be paid in a lump sum (reduced to present value based on the 10-year Treasury rate) at retirement.

FLUOR CORPORATION | 2019 PROXY STATEMENT 65

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The table below summarizes the total compensation earned by each of the non-management directors serving in 2018.

(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Peter K. Barker	$145,000	$155,046	$5,140	$305,186
Alan M. Bennett	$140,000	$155,046	$7,460	$302,506
Rosemary T. Berkery	$125,000	$155,046	$5,140	$285,186
Peter J. Fluor(4)	$175,000	$155,046	$140	$330,186
James T. Hackett	$125,000	$155,046	$5,140	$285,186
Samuel J. Locklear	$125,000	$155,046	$1,867	$281,913
Deborah D. McWhinney	$125,000	$155,046	$5,140	$285,186
Armando J. Olivera	$125,000	$155,046	$5,140	$285,186
Joseph W. Prueher	$67,500	$0	$2,682	$70,182
Matthew K. Rose	$125,000	$155,046	$140	$280,186
Nader H. Sultan	$125,000	$155,046	$140	$280,186
Lynn C. Swann	$125,000	$155,046	$1,140	$281,186

(1)
The amounts in column (b) represent fees paid for board retainers, committee chair retainers and the Lead Independent Director retainer. The amount for Admiral Prueher reflects payment for service through his retirement from the Board in May 2018.

(2)
The amounts in column (c) represent the fair market value of the RSUs granted in 2018 on the date of grant in accordance with ASC 718, calculated using the closing price of the Company's common stock ($58.99) on the NYSE on May 3, 2018, the date of grant, less a liquidity discount of 10.05% related to the Post-Vest Holding Period on the common stock underlying these awards. Admiral Prueher did not receive a 2018 grant because he was not serving at the time of grant.

(3)
The amounts in column (d) may include the following, which amounts vary by director: charitable gift match, Company-paid premiums on director's life insurance, spousal travel and any related tax gross-ups. Such amounts are detailed in a separate Director All Other Compensation table.

(4)
As of December 31, 2018, Mr. Fluor held 11,018 shares of unvested restricted stock.

66 FLUOR CORPORATION | 2019 PROXY STATEMENT

DIRECTOR COMPENSATION

DIRECTOR ALL OTHER COMPENSATION

The following table and related footnotes describe each component of the All Other Compensation column (column (d)) of the Director Summary Compensation Table for 2018.

(a)	(b)	(c)	(d)	(e)
Name	Charitable Gift Match ($)(1)	Life Insurance Premiums ($)(2)	Spousal Travel ($)(3)	Total ($)(4)
Peter K. Barker	$5,000	$140	$0	$5,140
Alan M. Bennett	$5,000	$140	$2,320	$7,460
Rosemary T. Berkery	$5,000	$140	$0	$5,140
Peter J. Fluor	$0	$140	$0	$140
James T. Hackett	$5,000	$140	$0	$5,140
Samuel J. Locklear	$0	$140	$1,727	$1,867
Deborah D. McWhinney	$5,000	$140	$0	$5,140
Armando J. Olivera	$5,000	$140	$0	$5,140
Joseph W. Prueher	$0	$59	$2,623	$2,682
Matthew K. Rose	$0	$140	$0	$140
Nader H. Sultan	$0	$140	$0	$140
Lynn C. Swann	$1,000	$140	$0	$1,140

(1)
The amounts in column (b) represent Company matched charitable contributions (to a maximum of $5,000 per donor, per fiscal year) made to eligible institutions.

(2)
The amounts in column (c) represent Company-paid premiums for each director for non-contributory life insurance benefits.

(3)
The amounts in column (d) represent the incremental cost of business-related spousal travel and any corresponding tax gross-up for the business-related spousal travel.

(4)
The amounts in column (e) represent the total of columns (b) through (d).

FLUOR CORPORATION | 2019 PROXY STATEMENT 67

PROPOSAL 3 — RATIFICATION OF ACCOUNTING FIRM

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consistent with our commitment to good corporate governance, the Board is asking stockholders to ratify the Audit Committee's appointment of Ernst & Young LLP ("EY") as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending on December 31, 2019. In the event the stockholders fail to ratify the appointment of EY, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Fluor and its stockholders.

A representative of EY is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Audit and Other Fees

The following table presents aggregate fees for professional audit services rendered by EY for the audit of the Company's annual financial statements for fiscal years 2018 and 2017, and fees billed for other services provided by EY for fiscal years 2018 and 2017.

	Fiscal Year Ended (in millions)
	2018	2017
Audit Fees(1)	$9.9	$8.9
Audit-Related Fees(2)	0.4	0.6
Tax Fees(3)	0.3	0.2
All Other Fees	—	—

Total Fees Paid	$10.6	$9.7

(1)
Consists of fees relating to the annual audit, quarterly reviews, statutory audits, new accounting standards and comfort letters.

(2)
Consists of fees relating to benefit plan audits, accounting and reporting consultations, and financial due diligence related to acquisitions.

(3)
Consists of fees for tax compliance services (including preparation and filing of expatriate tax returns) and tax consulting services (including support for tax restructuring).

Audit Firm Selection and Independence

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered public accounting firm each year. In addition, in order to promote continuing auditor independence, the Audit Committee considers the independence of the firm at least annually, including with respect to the tax services provided by them. In conjunction with the mandated rotation of the independent registered public accounting firm's lead engagement

68 FLUOR CORPORATION | 2019 PROXY STATEMENT

PROPOSAL 3 — RATIFICATION OF ACCOUNTING FIRM

partner every five years, the Audit Committee and its chair are also directly involved in the selection of EY's new lead engagement partner. When evaluating our independent registered public accounting firm, the Audit Committee considers the firm's past performance, including the quality and efficiency of the services provided, the firm's qualifications and resources, and the firm's knowledge of our operations and industry. Based on their most recent evaluation of EY, including the factors described above, the members of the Audit Committee believe that the continued retention of EY to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders.

Audit Committee's Pre-Approval Policy

The Audit Committee of our Board has policies and procedures that govern the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and prohibit certain services from being provided by our independent registered public accounting firm. The independent registered public accounting firm may not render any audit or non-audit service unless the service is approved in advance by the Audit Committee pursuant to its pre-approval policies and procedures. For any pre-approval, the Audit Committee confirms that such services are consistent with the rules of the Securities and Exchange Commission and the Public Company Accounting Oversight Board on auditor independence.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by our independent registered public accounting firm during the fiscal year. Management provides the Audit Committee a quarterly report listing services performed by, and fees paid to, the independent registered public accounting firm during the current fiscal year. The Audit Committee has delegated authority to the chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $500,000. The chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting, and the Audit Committee is then asked to ratify the pre-approved service.

FLUOR CORPORATION | 2019 PROXY STATEMENT 69

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its oversight responsibility for the:

  •
  Company's accounting, reporting and financial practices, including the integrity of its financial statements;

  •
  Company's compliance with legal and regulatory requirements;

  •
  independent registered public accounting firm's qualifications and independence; and

  •
  performance of the Company's internal audit function and independent registered public accounting firm.

In carrying out these responsibilities, the Audit Committee, among other things, supervises the relationship between the Company and its independent registered public accounting firm, including making decisions with respect to its appointment or removal, reviewing the scope of its audit services, pre-approving the audit engagement and related fees and non-audit services and related fees and evaluating its independence. The Audit Committee oversees and evaluates the adequacy and effectiveness of the Company's systems of internal and disclosure controls and oversees the internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside counsel for such purpose.

The Company's management is responsible, among other things, for preparing the financial statements and for the overall financial reporting process, including the Company's system of internal controls. The independent registered public accounting firm's responsibilities include auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and an opinion on the Company's internal control over financial reporting.

As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed with management and Ernst & Young LLP, the Company's independent registered public accounting firm, the audited financial statements of the Company for the fiscal year ended December 31, 2018. The Audit Committee discussed with Ernst & Young LLP such matters as are required to be discussed under the rules adopted by the Public Company Accounting Oversight Board, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee has discussed with Ernst & Young LLP the registered public accounting firm's independence from the Company and its management, and considered the compatibility of non-audit services with the registered public accounting firm's independence.

70 FLUOR CORPORATION | 2019 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

Based on its review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the Securities and Exchange Commission. The Audit Committee has also appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2019.

The Audit Committee
Peter K. Barker, Chairman Alan M. Bennett Samuel J. Locklear Deborah D. McWhinney Matthew K. Rose Nader H. Sultan Lynn C. Swann

FLUOR CORPORATION | 2019 PROXY STATEMENT 71

PROPOSAL 4 — STOCKHOLDER PROPOSAL

PROPOSAL 4 — STOCKHOLDER PROPOSAL

Fluor has received the following stockholder proposal from The Comptroller of the State of New York, who is the trustee of the New York State Common Retirement Fund. The address and stock ownership of the proponent will be furnished by the Company's Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

PROPOSAL AND SUPPORTING STATEMENT

RESOLVED: Shareholders request that Fluor Corporation adopt company-wide goals for the reduction of greenhouse gas (GHG) emissions, in light of the goals of the Paris Climate Agreement, and issue a report by December 2019, at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

Supporting Statement

In order to mitigate the worst impacts of climate change, the Intergovernmental Panel on Climate Change estimates that a 45 percent reduction in anthropogenic GHG emissions globally is needed (from 2010 levels) by 2030 to stabilize global temperatures (Global Warming of 1.5 degrees C, IPCC, Oct 2018).

The costs of failing to address climate change are significant and have been estimated to have an average value at risk of $4.2 trillion globally — representing 6% of the current market capitalization of all the world's stock markets (The Economist, Intelligence Unit, 2015). Risky Business: The Economic Risks of Climate Change in the United States (2014), an analysis of climate change impacts, found serious economic effects including property damage, shifting agricultural patterns, reduced labor productivity, and increased energy costs. These effects could seriously harm social welfare and substantially impact our company's business operations, revenue, or expenditures.

Because of these expectations, governments around the world are strongly regulating carbon emissions. These regulatory risks may affect our company, and shareholders need to know what the company's plan is.

Setting GHG emission targets is widespread among US companies and can have positive financial outcomes. More than 60 percent of Fortune 100 companies have GHG reduction commitments, renewable energy commitments, or both.

Fluor established its global carbon footprint in 2006 and discloses the metric tons of equivalent carbon dioxide annually for direct and indirect emissions. Although the company reports that it continues to identify appropriate ways to reduce carbon emissions, the company lacks goals or targets for benchmarking its progress.

A report published by WWF, Carbon Disclosure Project (CDP), and McKinsey & Company, The 3% Solution: Driving Profits Through Carbon Reduction (2013), found that companies with GHG targets achieved an average of 9% better return on investment than companies without targets.

Additionally, the more than 79% of companies in the S&P 500 that report to CDP earned a higher return on their carbon reduction investments than on their overall corporate capital investments.

72 FLUOR CORPORATION | 2019 PROXY STATEMENT

PROPOSAL 4 — STOCKHOLDER PROPOSAL

Also, 53 Fortune 100 companies that reported on climate change and energy targets to CDP are collectively saving $1.1 billion annually through their emission reductions and renewable energy initiatives. These goals enable companies to reduce costs, build resilient supply chains, and manage operational and reputational risk.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

The Board of Directors agrees that the reduction of greenhouse gas ("GHG") emissions is an important issue. To that end, the Company has had a 40% reduction in its normalized carbon footprint over the 12-year period it has collected GHG data without setting company-wide goals, and the Company continues to identify ways to reduce GHG emissions. In addition, the Company already reports its GHG emission information to our stakeholders and to the CDP, the world's largest database of corporate climate change information. In light of these continuing actions by the Company, the Board recommends a vote "AGAINST" this stockholder proposal because it does not believe that disclosure of strict GHG emissions goals would provide significant incremental benefits to the Company, its stockholders or the environment.

Company Goals For the Reduction of GHG Emissions

We manage our GHG emissions, use of renewable energy and energy efficiency on a facility-by-facility basis. The Company works to improve energy efficiency by lowering operating costs and integrating environmentally-friendly solutions in its facilities around the world. As a result, we have received U.S. Environmental Protection Agency ENERGY STAR®, LEED or similar certifications for a number of our facilities around the world, as highlighted in our annual Sustainability Report, which can be found in the Sustainability section of our website (www.fluor.com). We believe that setting company-wide goals for the reduction of GHG emissions does not allow local facility management the full flexibility that is necessary to reduce environmental impact, increase energy efficiency and employ renewable energy at their facilities. Rather, our current approach allows local management around the globe to institute the best initiatives for their facilities and has resulted in our superior performance, which is the ultimate indicator of how well a program is designed and executed. Over the last several years, local facility management have integrated a variety of energy efficiency practices into their operations to reduce energy consumption, as described in our Sustainability Report.

Reporting Greenhouse Gas Emissions

The Company has tracked GHG emissions arising from its offices, vehicle fleets at those offices and air travel since 2006. To drive accountability and verify transparency in our global operations, we proactively report our GHG emission information to our stakeholders in our annual Sustainability Report and to the CDP for use by financial and policy decision-makers. In our 2017 Sustainability Report, we note that over the 12-year period that Fluor has collected GHG emissions data, there has been a 40% reduction in our normalized carbon footprint, including a more than 10% reduction in normalized GHG emissions from 2016 to 2017. Data related to Stork Holding B.V., which we acquired in 2016, will be added once its accuracy and precision are confirmed.

FLUOR CORPORATION | 2019 PROXY STATEMENT 73

PROPOSAL 4 — STOCKHOLDER PROPOSAL

Strategies to Reduce Greenhouse Gas Emissions

Fluor's facilities consist primarily of office space. Using the carbon footprint information we collect, the Company continues to identify ways to reduce carbon emissions from its offices, including:

  •
  energy reduction through solar panels, energy efficient lighting, improving heating, ventilation and air conditioning (HVAC) efficiency, energy efficient appliances, and low power use modality computers and monitors;

  •
  recycling programs including paper products, cardboard, batteries, plastic, metals, cooking oils, light bulbs and toner and ink cartridges;

  •
  reuse of office supplies such as work stations, carpeting, binders and furniture; and

  •
  waste reduction through donations of electrical appliances, used furniture, office supplies, carpeting and computers to schools and non-profit organizations.

We also continue to seek opportunities for reduction of our real estate footprint, including by attempting to maximize the efficiency of the square footage the Company already occupies.

Finally, the Company seeks to lower carbon emissions from employee travel by increasing its utilization of video-conferencing and otherwise reducing commuting with carpools, office shuttles, bicycle initiatives and support of public transportation.

Creating Technology to Reduce Greenhouse Gas Emissions

The Company is also committed to helping reduce GHG emissions through its investment in NuScale Power, LLC, a leader in the development of light water, passively safe small modular reactors ("SMRs"). SMRs can help achieve carbon reduction while playing a significant role in meeting future energy demands. According to the IPCC Working Group III, reducing the carbon intensity of electrical generation is a key component of a cost effective mitigation strategy in achieving a low carbon stabilization level. Nuclear energy is cited as having the potential to make an increasing contribution to low carbon energy supply. We believe NuScale can be a leader in providing a key technology that will assist in reducing GHG emissions.

The Company maintains its commitment to the reduction of GHG emissions by (i) pursuing internal efforts to reduce emissions; (ii) reporting our GHG emissions in our annual Sustainability Report and to the CDP; and (iii) continuing to develop innovative technologies that can play a large role in addressing climate change. In light of our evidenced continuing commitment to GHG reduction and reporting, the Board does not believe that establishing future company-wide goals and reporting on those goals is necessary to further these efforts.

74 FLUOR CORPORATION | 2019 PROXY STATEMENT

STOCK OWNERSHIP

STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF EXECUTIVE OFFICERS AND DIRECTORS

The following table contains information regarding the beneficial ownership of our common stock as of March 1, 2019 by:

  •
  each director and nominee for director;

  •
  each named executive officer; and

  •
  all current directors and executive officers of the Company as a group.

Except as otherwise noted, the individual or his or her family members had sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Fluor Stock-Based Holdings(2)	Percent of Shares Beneficially Owned(3)
Directors:
Peter K. Barker	25,844	42,852	*
Alan M. Bennett	14,820	22,069	*
Rosemary T. Berkery	17,486	28,549	*
Alan L. Boeckmann	3,907	3,907	*
Peter J. Fluor	143,220	375,770	*
James T. Hackett	27,223	39,934	*
Samuel J. Locklear	6,586	6,586	*
Deborah D. McWhinney	14,647	14,647	*
Armando J. Olivera	13,705	23,627	*
Matthew K. Rose	13,795	13,795	*
David T. Seaton(4)	838,030	1,048,308	*
Nader H. Sultan	16,229	20,483	*
Lynn C. Swann	12,295	12,295	*
Named Executive Officers:
Ray F. Barnard	161,776	204,020	*
Jose L. Bustamante	91,998	132,361	*
Garry W. Flowers	165,834	198,846	*
Carlos M. Hernandez	270,660	339,932	*
Bruce A. Stanski	164,495	223,375	*
All directors and executive officers as a group (24 persons)	2,043,681	3,016,252	1.4%

*
owns less than 1% of the outstanding common stock

(1)
The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investment power, plus any shares that the person may acquire within 60 days. This number of shares beneficially owned therefore includes all restricted stock, shares held in the Company's 401(k) plan, shares that may be acquired within 60 days pursuant to the exercise of

FLUOR CORPORATION | 2019 PROXY STATEMENT 75

STOCK OWNERSHIP

  stock options, vesting of restricted stock units or vesting of Value Driver Incentive ("VDI") units, and shares that may be acquired within 60 days pursuant to the settlement of vested restricted stock units deferred by certain non-management directors under the Director Deferred Compensation Program. Included in the number of shares beneficially owned by Mr. Barnard, Mr. Bustamante, Mr. Flowers, Mr. Hernandez, Mr. Seaton and Mr. Stanski, and all directors and executive officers as a group, are 134,768, 65,958, 117,671, 193,543, 658,713, 136,260 and 1,370,062 shares, respectively, subject to restricted stock units or VDI units vesting or options exercisable within 60 days after March 1, 2019. Included in the number of shares beneficially owned by Mr. Barker, Mr. Fluor, Mr. Hackett, Admiral Locklear, Mr. Olivera, Mr. Rose, Mr. Sultan and Mr. Swann, and all directors and executive officers as a group, are 8,478, 11,222, 6,233, 6,233, 11,222, 8,300, 11,222, 4,989 and 67,899 shares, respectively, that may be acquired within 60 days pursuant to the settlement of vested restricted stock units deferred under the Director Deferred Compensation Program.

(2)
Combines beneficial ownership of shares of our common stock with (i) deferred directors' fees held by certain non-management directors as of March 1, 2019 in an account economically equivalent to our common stock (but payable in cash and some of which is unvested and attributable to the premium described in "Director Compensation" beginning on page 64 of this proxy statement) and (ii) restricted stock units held by executive officers that vest more than 60 days after March 1, 2019 (which are payable in shares of common stock upon vesting). This column indicates the alignment of the named individuals and group with the interests of the Company's stockholders because the value of their total holdings will increase or decrease correspondingly with the price of Fluor's common stock. The amounts described in this footnote are not included in the calculation of the percentages contained in the Percent of Shares Beneficially Owned column of this table.

(3)
The percent ownership for each stockholder on March 1, 2019 is calculated by dividing (i) the total number of shares beneficially owned by the stockholder by (ii) 139,602,467 shares (the total number of shares outstanding on March 1, 2019) plus any shares that may be acquired by that person within 60 days after March 1, 2019 as described under footnote 1 above.

(4)
Mr. Seaton is also a named executive officer.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table contains information regarding the beneficial ownership of our common stock as of the dates indicated below by the stockholders that our management knows to beneficially own more than 5% of our outstanding common stock. The percentage of ownership is calculated using the number of outstanding shares on March 1, 2019.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class
The Vanguard Group	14,774,191	(1)	10.6%
BlackRock, Inc.	9,693,680	(2)	6.9%
Clearbridge Investments, LLC	9,668,807	(3)	6.9%

(1)
Based on information contained in Amendment No. 6 to the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2019 by The Vanguard Group ("Vanguard"), which indicates that, as of December 31, 2018, Vanguard had sole voting power

76 FLUOR CORPORATION | 2019 PROXY STATEMENT

STOCK OWNERSHIP

  relative to 162,533 shares, shared voting power relative to 31,230 shares, sole dispositive power relative to 14,580,003 shares and shared dispositive power relative to 194,188 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(2)
Based on information contained in Amendment No. 4 to the Schedule 13G filed with the Securities and Exchange Commission on February 4, 2019 by BlackRock, Inc. ("BlackRock"), which indicates that, as of December 31, 2018, BlackRock and certain of its subsidiaries had sole voting power relative to 8,676,229 shares, shared voting power relative to 0 shares, sole dispositive power relative to 9,693,680 shares and shared dispositive power relative to 0 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)
Based on information contained in Amendment No. 4 to the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2019 by Clearbridge Investments, LLC ("Clearbridge"), which indicates that, as of December 31, 2018, Clearbridge had sole voting power relative to 9,311,799 shares, shared voting power relative to 0 shares, sole dispositive power relative to 9,668,807 shares and shared dispositive power relative to 0 shares. The address of Clearbridge is 620 8th Avenue, New York, NY 10018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Fluor common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. In addition to requiring prompt disclosure of open-market purchases or sales of Company shares, Section 16(a) applies to technical situations. The Company maintains and regularly reviews procedures to assist the Company in identifying reportable transactions, and assists our directors and executive officers in preparing reports regarding their ownership and changes in ownership of our securities and filing those reports with the Securities and Exchange Commission on their behalf. Based solely upon a review of filings with the Securities and Exchange Commission, a review of Company records and written representations by our directors and executive officers, the Company believes that all Section 16(a) filing requirements were complied with for the year 2018, except for the following, each of which related to dividend equivalent rights accrued in respect of performance rights that were inadvertently omitted from earlier filings due to administrative error: (i) each of James F. Brittain, Taco de Haan and Nestoras (Rick) Koumouris filed a Form 3 amendment and a late Form 4 relating to seven transactions, (ii) Robin K. Chopra filed a late Form 4 relating to ten transactions, (iii) Thomas P. D'Agostino filed a Form 3 amendment and a late Form 4 relating to five transactions, (iv) Mark A. Landry filed a Form 3 amendment and a late Form 4 relating to ten transactions and (v) Matthew J. McSorley filed a Form 3 amendment and a Form 4 amendment relating to two transactions.

FLUOR CORPORATION | 2019 PROXY STATEMENT 77

ADDITIONAL INFORMATION

OTHER BUSINESS

The Company does not intend to present any other business for action at the annual meeting and does not know of any other business intended to be presented by others.

ADDITIONAL INFORMATION

Electronic Delivery of Our Stockholder Communications

If you received the Notice or proxy materials by mail, we strongly encourage you to conserve natural resources and reduce the Company's printing and processing costs by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can submit your vote easily online. Electronic delivery can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Your electronic delivery enrollment will be effective until you cancel it. To sign up for electronic delivery, go to http://enroll.icsdelivery.com/fluor. This link is also available in the investor relations section of our website at www.fluor.com. If you have questions about electronic delivery, please call our investor relations department at (469) 398-7222.

Expenses of Solicitation and "Householding" of Proxy Materials

The expense of the proxy solicitation will be paid by the Company. Some officers and employees may solicit proxies personally, by phone or electronically, without additional compensation. Georgeson & Company Inc. has been engaged to assist in the solicitation for which it will receive approximately $14,000 plus reimbursement of reasonable expenses incurred on our behalf. The Company also expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's common stock.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice or certain proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers will be householding the Notice and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding the Notice or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and you would prefer to receive a single copy of the Notice or proxy materials instead of multiple copies, please notify Fluor's investor relations department at (469) 398-7222 or Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039 or, if your shares are held in a brokerage account, your broker. The Company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as the result of householding a separate copy of the Notice or proxy materials upon the stockholder's written or oral request directed to Fluor's investor relations department at (469) 398-7222 or Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Please note,

78 FLUOR CORPORATION | 2019 PROXY STATEMENT

ADDITIONAL INFORMATION

however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year's annual meeting, you should follow the instructions provided in the Notice.

Advance Notice Procedures

Under the Company's Bylaws, stockholders may nominate directors or bring other business before an annual meeting if written notice is delivered to the Company's Secretary (containing certain information specified in the Bylaws about the stockholder and the proposed action) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting — that is, with respect to the 2020 annual meeting, between January 3, 2020 and February 2, 2020, assuming the date of the 2020 annual meeting is not changed by more than 30 days before or more than 70 days after the first anniversary of the 2019 annual meeting. These requirements are separate from the Company's proxy access procedures and the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement (which are described below). Any notices should be sent to: Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. The chairman of the meeting may refuse to acknowledge or introduce any stockholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Bylaws. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.

Proxy Access Procedures

The Company's Bylaws permit a stockholder, or group of up to 20 stockholders, owning continuously for at least three years shares of Fluor stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in the Company's proxy materials director nominees constituting up to the greater of two or 20% of the Company's Board, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. Written notice of proxy access director nominees must be received not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year's annual meeting — that is, with respect to the 2020 annual meeting, between October 13, 2019 and November 12, 2019, assuming the date of the 2020 annual meeting is not changed by more than 30 days before or after the first anniversary of the 2019 annual meeting. Any notices should be addressed to Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

Stockholder Proposals for the 2020 Annual Meeting

Stockholders interested in submitting a Rule 14a-8 proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2020 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Company's Secretary no later than the close of business on November 12, 2019. Any proposals should be sent to: Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

FLUOR CORPORATION | 2019 PROXY STATEMENT 79

ADDITIONAL INFORMATION

Electronic Voting

Use of the Internet or telephonic voting procedures described on page 82 of this proxy statement constitutes your authorization for Broadridge Financial Solutions, or in the case of shares held in Company retirement plans, the trustee, to deliver a proxy card on your behalf to vote at the annual meeting in accordance with your Internet or telephonically communicated instructions.

Annual Report

Any stockholder who would like a copy of our 2018 Annual Report on Form 10-K, including the financial statements and the financial statement schedules, may obtain one, without charge, by addressing a request to the Corporate Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. You may also obtain access to a copy of the Form 10-K in the investor relations section of our website at www.fluor.com by clicking on "Financial Information" and "SEC Filings."

80 FLUOR CORPORATION | 2019 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a notice regarding Internet availability of proxy materials instead of a full set of printed materials?

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders' receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access and review the proxy materials on the Internet, including our proxy statement and our annual report, and how to access an electronic proxy card to vote on the Internet or by phone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

The Board of Directors set March 4, 2019 as the record date for the 2019 annual meeting. If you were a stockholder of record at the close of business on March 4, 2019, you are entitled to vote at the annual meeting.

What are my voting rights?

Stockholders have one vote for each share of Fluor common stock owned by them as of the close of business on March 4, 2019, the record date, with respect to all business of the meeting. There is no cumulative voting.

How many shares must be present to hold a meeting?

On March 4, 2019, the Company had 139,608,172 shares of common stock outstanding. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Fluor common stock on the record date will constitute a quorum at the annual meeting. Abstentions and broker non-votes (broker-held shares for which the brokers have not received voting instructions from clients and with respect to which the brokers do not have discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting.

FLUOR CORPORATION | 2019 PROXY STATEMENT 81

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How do I vote my shares?

If you are a stockholder of record as of the record date, you may authorize the voting of your shares in any of the following ways by following the instructions in the Notice:

  •
  over the Internet at www.proxyvote.com;

  •
  telephonically by calling 1-800-690-6903;

  •
  by completing, signing and mailing the printed proxy card, if you received or requested a paper copy of the proxy materials; or

  •
  in person at the annual meeting.

Authorizations submitted over the Internet or by phone must be received by 11:59 p.m. Eastern Daylight Time on May 1, 2019.

If the shares you own are held in "street name" by a bank, brokerage firm or other nominee, that nominee may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote online, or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, a voting instruction card is included so you can instruct your bank, broker or other nominee how to vote your shares. Please note that if your shares are held in street name by a bank, brokerage firm or other nominee and you wish to vote in person at the annual meeting, you must first obtain a legal proxy issued in your name from the bank, brokerage firm or other nominee that holds your shares.

How do I vote if my shares are held in Company retirement plans?

If you hold any shares in Company retirement plans, you are receiving, or are being provided access to, the same proxy materials as any other stockholder of record. However, your proxy vote will serve as voting instructions to The Northern Trust Company, as trustee of the plans. If voting instructions (or any revocation or change of voting instructions) are not received by the trustee by 5:59 p.m. Eastern Daylight Time on April 30, 2019, or if you do not provide properly completed and executed voting instructions, any shares you hold in Company retirement plans will be voted by the trustee in favor of the thirteen nominees for director, and in proportion to the manner in which the other Company retirement plan participants vote their shares with respect to the other proposals.

What vote is required for the election of directors and the other proposals?

  Proposal 1 — Election of Directors

Each director nominee receiving the majority of votes cast (number of shares voted "for" a director nominee must exceed the number of shares voted "against" that director nominee) will be elected as a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted in the determination of votes cast, and thus do not have an effect on the outcome of voting for directors.

82 FLUOR CORPORATION | 2019 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

  Proposals 2 and 3 — Executive Compensation and Auditors

With respect to Proposals 2 and 3, the affirmative vote of the majority of shares represented in person or by proxy at the annual meeting and entitled to vote is required. Abstentions have the same effect as a vote "against" Proposals 2 and 3, and broker non-votes (if applicable) do not have an effect on the outcome of these proposals. Each of these votes is advisory, and the Board will give consideration to the voting results.

  Proposal 4 — Stockholder Proposal

With respect to Proposal 4, the affirmative vote of the majority of shares represented in person or by proxy at the annual meeting and entitled to vote is required. Abstentions have the same effect as a vote "against" Proposal 4, and broker non-votes do not have an effect on the outcome of this proposal.

  Broker Discretionary Voting

If your shares are held in street name and you do not provide voting instructions to your broker in advance of the annual meeting, NYSE rules grant your broker discretionary authority to vote on "routine matters," including the ratification of the independent auditors (Proposal 3). However, the proposals regarding the election of directors, the advisory vote to approve executive compensation and the stockholder proposal are not considered "routine matters." Therefore, if you hold your shares of Company common stock in street name and do not provide voting instructions to your broker, your shares will not be voted on Proposals 1, 2 and 4. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on these proposals. Please follow the instructions set forth in the Notice.

What if I do not specify how I want my shares voted?

For shares other than shares held in Company retirement plans or held in street name, if you properly submit a proxy without giving specific voting instructions, the proxyholders named therein will vote in accordance with the recommendation of the Board of Directors: (1) FOR the election of the thirteen director nominees listed above, (2) FOR the advisory resolution to approve executive compensation, (3) FOR the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2019 and (4) AGAINST the stockholder proposal. As to any other business that may properly come before the meeting, the proxyholders will vote in accordance with their best judgment, although the Company does not presently know of any other business.

Can I revoke my proxy or change my vote after submitting my proxy?

Yes. For shares held of record, you may revoke your proxy or change your voting instructions by submitting a later-dated vote in person at the annual meeting, via the Internet, by phone or by delivering written notice to the Secretary of the Company at any time prior to 24 hours before the commencement of the annual meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting. If you are a participant in Company retirement plans, you may revoke your proxy and change your vote, but only until 5:59 p.m. Eastern Daylight Time on April 30, 2019. If the shares you own are held in street name by a bank, brokerage

FLUOR CORPORATION | 2019 PROXY STATEMENT 83

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

firm or other nominee, you should contact that nominee if you wish to revoke or change previously given voting instructions.

How can I attend the meeting?

Attendance at the annual meeting is limited to stockholders of the Company as of the record date. You may be asked to present valid, government-issued picture identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf. We will not permit the use of cameras (including cell phones with photographic or video capabilities) and other recording devices in the meeting room.

Please let us know whether you plan to attend the meeting by responding affirmatively when prompted during telephone or Internet voting or by marking the attendance box on the proxy card or voting instruction card.

Carlos M. Hernandez Executive Vice President, Chief Legal Officer and Secretary

March 11, 2019
Irving, Texas

84 FLUOR CORPORATION | 2019 PROXY STATEMENT

Directions to the
Fluor Corporation 2019 Annual Meeting of Stockholders

Thursday, May 2, 2019, beginning at 8:30 a.m. Central Daylight Time

Fluor Corporation
6700 Las Colinas Boulevard
Irving, Texas 75039

NORTH
Dallas Fort Worth Airport
Love Field Airport
International Pkwy
Freeport Parkway
N Belt Line Road
N MacArthur Blvd
Line Road
Riverside Dr
Lyndon B. Johnson Freeway
W Royal Line
Kinwest Pkwy
John W Carpenter Fwy
President George Bush Turnpike
Las Colinas Blvd
W Walnut Hill Lane
Hidden Ridge
N Oconnor Road
E John W Carpenter Fwy
Stemmons Fwy
W Northwest Hwy
East Las Colinas Blvd
Northgate Dr
University of Dallas
S Belt Line Road
N Story Road
W Airport Fwy
E Airport Fwy
Regal Row
Marsh Lane
Lemmon Ave
Cedar Springs Road
W Mockingbird Ln
Irving Blvd
Inwood Road
121
97
114
635
35E
348
12
161
482
183
Fluer Corporation
6700 Las Colinas Boulevard, Irving, Texas 75039
(469) 398-7000

From DFW Airport:	From Love Field:
Leaving the airport, take the north exit	Leaving the airport, turn right on Mockingbird Ln.
Travel east on TX 114	Travel west on TX 183 to TX 114 West
Take the MacArthur Blvd. exit and turn left	Take the MacArthur Blvd. exit and turn right on
Turn right onto Fluor Drive	MacArthur Blvd.
End at Fluor Corporation entrance	Turn right onto Fluor Drive
End at Fluor Corporation entrance

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:59 P.M. Eastern Daylight Time on April 30, 2019 (benefit plan shares) or 11:59 P.M. Eastern Daylight Time on May 1, 2019 (registered shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. FLUOR CORPORATION 6700 LAS COLINAS BLVD. IRVING, TX 75039 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:59 P.M. Eastern Daylight Time on April 30, 2019 (for shares allocable to a benefit plan account) or 11:59 P.M. Eastern Daylight Time on May 1, 2019 (for registered shares). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E65568-P17796 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FLUOR CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: Peter K. Barker For Against Abstain ! ! ! ! ! ! ! ! ! ! ! Yes ! ! ! ! ! ! ! ! ! ! ! No ! ! ! ! ! ! ! ! ! ! A. B. Alan M. Bennett For Against Abstain ! ! ! ! ! ! ! ! ! C. Rosemary T. Berkery K. David T. Seaton L. Nader H. Sultan D. Alan L. Boeckmann M. Lynn C. Swann E. Peter J. Fluor The Board of Directors recommends you vote FOR proposal 2. F. James T. Hackett 2. An advisory vote to approve the company's executive compensation. ! ! ! G. Samuel J. Locklear III The Board of Directors recommends you vote FOR proposal 3. H. Deborah D. McWhinney 3. The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019. ! ! ! I. Armando J. Olivera J. Matthew K. Rose The Board of Directors recommends you vote AGAINST proposal 4. ! ! ! 4. Stockholder proposal requesting adoption of greenhouse gas emissions reduction goals. Please indicate if you plan to attend this meeting. NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

FLUOR CORPORATION 2019 Annual Meeting of Stockholders May 2, 2019 You are cordially invited to attend the 2019 Annual Meeting of Stockholders which will be held on Thursday, May 2, 2019, beginning at 8:30 a.m. Central Daylight Time at Fluor Corporation Headquarters 6700 Las Colinas Blvd. Irving, TX 75039 A map is included on the last page of the proxy statement. ADMITTANCE TICKET This ticket entitles you, the stockholder, to attend the 2019 Annual Meeting. Please bring it with you. Only stockholders with this ticket, valid identification and proof of stock ownership will be admitted. We look forward to welcoming you on Thursday, May 2, 2019. Important Notice Regar ding the A vailability of Pr oxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com E65569-P17796 FLUOR CORPORATION Annual Meeting of Stockholders This proxy is solicited by the Board of Directors The undersigned, a stockholder of Fluor Corporation, a Delaware corporation, revoking any proxy previously given, hereby constitutes and appoints C.M. Hernandez and E.P. Helm, or either of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to vote the shares of common stock of Fluor Corporation standing in the name of the undersigned at the Annual Meeting of Stockholders of Fluor Corporation, on Thursday, May 2, 2019 at 8:30 a.m. Central Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side of this proxy card and upon such other matters as may be properly presented. If you are a stockholder of record, this proxy card when properly executed will be voted as directed by the undersigned stockholder and in accordance with the discretion of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy card will be voted FOR the election of the thirteen nominees for director, FOR the advisory resolution to approve the company's executive compensation, FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019, and AGAINST the stockholder proposal. If you are a participant in a 401(k) or other retirement plan sponsored by Fluor Corporation or a subsidiary (the "Company Retirement Plans"), this proxy represents the number of Fluor Corporation shares allocable to that plan account as well as other shares registered in your name. As a participant in and a named fiduciary under the Company Retirement Plans, you have the right to direct the Northern Trust Company, as trustee, how to vote the shares of Fluor Corporation allocated to the plan account as well as a portion of any shares for which no timely voting instructions are received from other participants with respect to Proposals 2-4. If the trustee does not receive voting instructions from you by 5:59 p.m. Eastern Daylight Time on April 30, 2019, the trustee will vote FOR the nominees for Director in Proposal 1 and, with respect to Proposals 2-4, will vote the shares allocated to the plan account in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the trustee's duties. If other matters come before the meeting, the named proxies will vote plan shares on those matters in their discretion. Continued and to be signed on reverse side